UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARVELL TECHNOLOGY GROUP LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MARVELL TECHNOLOGY GROUP LTD.

May 19, 2015

Dear Fellow Shareholders:

You are cordially invited to attend the 2015 annual general meeting of shareholders of Marvell Technology Group Ltd., a Bermuda company, scheduled to be held at Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, CA 95054, on Tuesday, June 30, 2015 at 4:00 p.m. Pacific time.

As described in the accompanying notice of annual general meeting of shareholders and proxy statement, shareholders will be asked to (1) elect six directors, each for a term of one year or until their respective successors are duly elected; (2) approve, on an advisory (non-binding) basis, named executive officer compensation; (3) approve the Executive Performance Incentive Plan in order to provide for future bonus awards to certain key executive officers that are deductible under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended; (4) approve an amendment to the Amended and Restated 1995 Stock Option Plan, as amended, to provide for awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and to enable the grant of a full range of awards to non-employee directors; and (5) re-appoint PricewaterhouseCoopers LLP as our auditors and independent registered public accounting firm, and authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 30, 2016. Our chairman of the board and chief executive officer, other executive officers and representatives of PricewaterhouseCoopers are expected to be present at the annual general meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

In accordance with rules adopted by the U.S. Securities and Exchange Commission, we are pleased to furnish our proxy materials to shareholders over the Internet rather than in paper form. We believe these rules allow us to provide our shareholders with expedited and convenient access to the information they need, while helping to conserve natural resources and lower the costs of printing and our carbon footprint.

Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the annual general meeting, please submit your proxy as soon as possible. On or about May 19, 2015, we expect to mail our shareholders a notice containing instructions on how to access our proxy materials and submit their proxy electronically over the Internet. The notice includes instructions on how you can request and receive a paper copy of the proxy materials, including the notice of the annual general meeting, proxy statement and proxy card, and the annual report on form 10-K. If you receive proxy materials by mail, the notice of the annual general meeting, proxy statement and proxy card, and the annual report on form 10-K will be enclosed. If you receive proxy materials by e-mail, the e-mail will contain voting instructions and links to our proxy materials on the Internet.

All shareholders of record on May 4, 2015 are invited to attend the annual general meeting. Only shareholders and persons holding proxies from shareholders may attend the meeting. If you are a shareholder of record, please bring a form of personal identification to be admitted to the meeting. If your shares are held in the name of your broker, bank or other nominee and you plan to attend the annual general meeting, you must present proof of your beneficial ownership of those shares as of the record date, such as a bank or brokerage account statement or letter, together with a form of personal identification, to be admitted to the meeting.

On behalf of our board of directors and all of our employees, I wish to thank you for your continued support.

Sincerely,

DR. SEHAT SUTARDJA

Chairman of the Board

and Chief Executive Officer

MARVELL TECHNOLOGY GROUP LTD.

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On June 30, 2015

The 2015 annual general meeting of shareholders of Marvell Technology Group Ltd., a Bermuda company, is scheduled to be held on June 30, 2015, at 4:00 p.m. Pacific time. The annual general meeting of shareholders (the “annual general meeting”) will take place at Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, CA 95054.

The purposes of the annual general meeting are:

1. To elect six directors, who will hold office for a one-year term until the 2016 annual general meeting of shareholders or until their respective successors are duly elected;

2. To conduct an advisory (non-binding) vote to approve named executive officer compensation;

3. To approve the Executive Performance Incentive Plan in order to provide for future bonus awards to certain key executive officers that are deductible under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended;

4. To approve an amendment to the Amended and Restated 1995 Stock Option Plan, as amended, to provide for awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and to enable the grant of a full range of awards to non-employee directors; and

5. To re-appoint PricewaterhouseCoopers LLP as our auditors and independent registered public accounting firm, and authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 30, 2016.

In addition, shareholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. If any other matters properly come before the annual general meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

We will also lay before the annual general meeting our audited financial statements for the fiscal year ended January 31, 2015 pursuant to the provisions of the Companies Act 1981 of Bermuda, as amended, and our Third Amended and Restated Bye-Laws.

The foregoing items of business are more fully described in the proxy statement accompanying this notice of annual general meeting. None of the proposals requires the approval of any other proposal to become effective.

We have established the close of business Pacific time on May 4, 2015 as the record date for determining those shareholders entitled to notice of and to vote at the annual general meeting or any adjournment or postponement thereof. Only holders of common shares, par value $0.002 per share, as of the record date are entitled to notice of and to vote at the annual general meeting and any adjournment or postponement thereof. Execution of a proxy will not in any way affect your right to attend the annual general meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised. If you attend the annual general meeting and vote in person, your proxy will not be used.

Your board of directors recommends that you vote FOR the board’s nominees for directors, FOR the approval of our named executive officer compensation, FOR the approval of the Executive Performance Incentive Plan, FOR the approval of the amendment to the Amended and Restated 1995 Stock Option Plan, as amended and FOR the approval of our auditors and independent registered public accounting firm, and authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 30, 2016.

Your attention is directed to the accompanying proxy statement. Whether or not you plan to attend the annual general meeting in person, it is important that your shares be represented and voted at the annual general meeting. For specific voting instructions, please refer to the information provided in the following proxy statement, together with your proxy card or the voting instructions you receive by mail, e-mail or that are provided via the Internet.

This notice incorporates the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

DR. SEHAT SUTARDJA

Chairman of the Board of Directors,

Chief Executive Officer

Santa Clara, California

May 19, 2015

Page
Introduction	1

Information Regarding the Annual General Meeting	1

Questions and Answers About our Annual General Meeting	2

Presentation of Financial Statements	8

Proposal No. 1: Election of Directors	9

Board of Directors and Committees of the Board	10

Executive Compensation Committee Interlocks and Insider Participation	21

Executive Compensation	22

Security Ownership of Certain Beneficial Owners and Management	45

Related Party Transactions	47

Report of the Audit Committee	49

Proposal No. 2: Advisory Vote to Approve Named Executive Officer Compensation	50

Proposal No. 3: Approval of the Executive Performance Incentive Plan	52

Proposal No. 4: Approval of Amendment to the Amended and Restated 1995 Stock Option Plan	56

Proposal No. 5: Re-Appointment of Auditors and Independent Registered Public Accounting Firm, and Authorization of the Audit Committee to Fix Remuneration	63

Information Concerning Independent Registered Public Accounting Firm	63

Future Shareholder Proposals and Nominations for the 2016 Annual General Meeting	65

Section 16(a) Beneficial Ownership Reporting Compliance	65

Householding — Shareholders Sharing the Same Last Name and Address	66

Other Matters	67

Annual Report on Form 10-K	67

Annex A — Unaudited Reconciliations from GAAP to non-GAAP	A-1

Annex B — Executive Performance Incentive Plan	B-1

Annex C — Amendment to the Amended and Restated 1995 Stock Option Plan	C-1

MARVELL TECHNOLOGY GROUP LTD.

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

PROXY STATEMENT

FOR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

June 30, 2015

INTRODUCTION

This proxy statement and the accompanying proxy materials are being furnished in connection with the solicitation by the board of directors of Marvell Technology Group Ltd., a Bermuda company, of proxies for use at our 2015 annual general meeting of shareholders (referred to herein as the “annual general meeting” or the “meeting”) scheduled to be held at 4:00 p.m. Pacific time on June 30, 2015 at Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, CA 95054.

INFORMATION REGARDING THE ANNUAL GENERAL MEETING

General

This proxy statement has information about the meeting and was prepared by our management at the direction of the board of directors of Marvell Technology Group Ltd. This proxy statement is being made available on or about May 19, 2015. Each member of our board of directors supports each action for which your vote is solicited.

Your board of directors asks you to appoint Sehat Sutardja, Ph.D., our Chairman and Chief Executive Officer, and Michael Rashkin, our Chief Financial Officer, as your proxy holders to vote your shares at the meeting. You make this appointment by properly completing the enclosed proxy as described below. If appointed by you, your shares represented by a properly completed proxy received by us will be voted at the meeting in the manner specified therein or, if no instructions are marked on the proxy, your shares will be voted as described below. Although management does not know of any other matter to be acted upon at the meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in the manner the proxy holders deem appropriate for any other matters that may properly come before the meeting.

We maintain our registered and business office in Bermuda at Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda. Our telephone number in Bermuda is (441) 296-6395.

Record Date and Shares Outstanding

The record date for the annual general meeting has been set as the close of business Pacific time on May 4, 2015. Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the record date, there were 518,447,233 issued and outstanding common shares, par value $0.002 per share (“common shares” or “shares”). In accordance with our Bye-Laws, each issued and outstanding common share is entitled to one vote on a poll on the proposals to be voted on at the meeting. Shares held as of the record date include common shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

In this proxy statement, we sometimes refer to our group holding company, Marvell Technology Group Ltd., as “we,” “us,” “our” or “Marvell.” In this proxy statement, we refer to the fiscal year ended January 29, 2011 as fiscal 2011, the fiscal year ended January 28, 2012 as fiscal 2012, the fiscal year ended February 2, 2013 as fiscal 2013, the fiscal year ending February 1, 2014 as fiscal 2014, the fiscal year ending January 31, 2015 as fiscal 2015 and the fiscal year ending January 30, 2016 as fiscal 2016.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL GENERAL MEETING

Q: Why am I receiving these proxy materials?

A: We have made these materials available to you on the Internet or, upon your request, have delivered printed versions of these materials to you by mail, in connection with our solicitation of proxies for use at the 2015 annual general meeting of shareholders to be held at 4:00 p.m. Pacific time on June 30, 2015. These materials were first sent or given to shareholders on or about May 19, 2015. You are invited to attend the annual general meeting and are requested to vote on the proposals described in this proxy statement.

Q: What is included in these proxy materials?

A: These proxy materials include:

•	A Shareholder Letter from our Chairman,

•	The notice of the annual general meeting,

•	Our proxy statement for the annual general meeting of shareholders, and

•	Our Annual Report on Form 10-K for the year ended January 31, 2015, dated March 26, 2015 and as filed with the U.S. Securities and Exchange Commission (“SEC”).

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the annual general meeting.

Q: What proposals will be considered at the meeting?

A: The specific proposals to be considered and acted upon at the annual general meeting are summarized in the accompanying notice of annual general meeting of shareholders and include (1) the election of six directors, who will hold office for a one-year term until the 2016 annual general meeting of shareholders or until their successors are duly elected (see “Proposal No. 1: Election of Directors” at page 9 of this proxy statement); (2) an advisory (non-binding) vote to approve compensation of our named executive officers (see “Proposal No. 2: Advisory Vote to Approve Named Executive Officer Compensation” at page 50 of this proxy statement); (3) the approval of the Executive Performance Incentive Plan (the “Incentive Plan”) in order to provide for future bonus awards to certain key executive officers that are deductible under Section 162(m) (“Section 162(m)”) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (see “Proposal No. 3: Approval of the Executive Performance Incentive Plan” at page 52 of this proxy statement); (4) the approval of an amendment to the Amended and Restated 1995 Stock Option Plan, as amended (the “1995 Plan”), to provide for awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m), and to enable the grant of a full range of awards to non-employee directors (see “Proposal No. 4: Approval of Amendment to the Amended and Restated 1995 Stock Option Plan” at page 56 of this proxy statement); and (5) the re-appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as our auditors and independent registered public accounting firm, and authorization of the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 30, 2016 (see “Proposal No. 5: Re-appointment of Auditors and Independent Registered Public Accounting Firm, and Authorization of the Audit Committee to Fix Remuneration” at page 63 of this proxy statement).

If any other matters properly come before the meeting or any adjournment or postponement of the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

In addition, in accordance with Section 84 of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”) and Bye-Law 73 of our Third Amended and Restated Bye-Laws (the “Bye-Laws”), our audited financial statements for the fiscal year ended January 31, 2015 will be presented at the annual general meeting. These financial statements have been approved by our board of directors. There is no requirement under Bermuda law that these financial statements be approved by shareholders, and no such approval will be sought at the meeting.

Q: How does our board of directors recommend that I vote on the proposals?

A: At the annual general meeting, our board of directors unanimously recommends our shareholders vote:

1.	FOR the election of six director nominees listed in Proposal No. 1, who will hold office for a one-year term until the 2016 annual general meeting of shareholders or until their respective successors are duly elected (see Proposal No. 1);

2.	FOR the approval, on an advisory and non-binding basis, of named executive officer compensation, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures (see Proposal No. 2);

3.	FOR the approval of the Incentive Plan in order to provide for future bonus awards to certain key executive officers that are deductible under Section 162(m) (see Proposal No. 3);

4.	FOR the approval of the amendment to the 1995 Plan to provide for awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m), and to enable the grant of a full range of awards to non-employee directors (see Proposal No. 4); and

5.	FOR the re-appointment of PricewaterhouseCoopers as our auditors and independent registered public accounting firm, and authorization of the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 30, 2016 (see Proposal No. 5).

If any other matters properly come before the annual general meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Q: Why did I receive a one-page notice in the mail regarding Internet availability of proxy materials instead of a paper copy of proxy materials?

A: The SEC has adopted rules to allow proxy materials to be posted on the Internet and to provide only a Notice of Internet Availability of Proxy Materials to shareholders. We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record and beneficial owners. All shareholders receiving the Notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis. The Notice also instructs you on how to submit your proxy electronically over the Internet or by mail.

Q: How can I get electronic access to the proxy materials?

A: The Notice will provide you with instructions regarding how to:

•	View the proxy materials for the annual general meeting on the Internet; and

•	Instruct us to send future proxy materials to you by email.

Our proxy materials are also available on our website at the investor relations page of our website at www.marvell.com or by going to www.marvellproxy.com.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual general meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q: Who can vote?

A: The record date for the annual general meeting has been set as the close of business Pacific Time on May 4, 2015. Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the record date, there were 518,447,233 common shares outstanding. Each share outstanding is entitled to one vote on the proposals to be voted on at the meeting. There is no cumulative voting in the election of directors. Shares held as of the record date include shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

Q: What should I do now to vote?

A: You may vote your shares either by voting in person at the meeting or by submitting a completed proxy via the Internet, telephone or by mail. The meeting will take place on June 30, 2015. After carefully reading and considering the information contained in this proxy statement, please follow the instructions as summarized below depending on whether you hold shares directly in your name as shareholder of record or you are the beneficial owner of shares held through a broker, bank or other nominee. Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between the procedures for voting shares held of record and those owned beneficially.

Q: If I am a shareholder of record, how do I vote my shares?

A: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company (the “Transfer Agent”), you are considered the shareholder of record with respect to those shares and the Notice was sent directly to you. There are four ways to vote:

•	In person. If you are a shareholder of record, you may vote in person at the annual general meeting. We will provide you a ballot when you arrive.

•	Via the Internet. You may submit your proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. You may submit your proxy by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may submit your proxy by filling out the proxy card and sending it back in the envelope provided.

Please be aware that if you issue a proxy or give voting instructions over the Internet or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.

Q: If my shares are held in “street name” by my broker, bank or other nominee, how do I vote my shares?

A: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in “street name,” and the Notice will, subject to the terms made between you and the shareholder of record, be forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of submitting voting instructions over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on a voting instruction form.

If your shares are held in “street name,” you may also vote your shares in person at the annual general meeting. You must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date, together with a form of personal identification, in order to be admitted to the annual meeting. To be able to vote your shares held in “street name” at the annual meeting, you will need to obtain a proxy from the shareholder of record.

Q: What happens if I do not cast a vote?

A: Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of record — If you are a shareholder of record and you do not cast your vote or submit a proxy, no votes will be cast on your behalf on any of the items of business at the annual general meeting. However, if you sign and return the proxy card with no further instructions, the proxy holders will vote your shares in the manner recommended by our board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual general meeting. A shareholder may also abstain from voting on any proposal. An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstention votes have the same effect as an “against” vote with respect to the election of directors (Proposal No. 1). Abstentions will have no effect on the outcome of the vote for all other proposals.

Beneficial owners — If you hold your shares in “street name” it is critical that you instruct your broker, bank or other nominee to cast your vote if you want it to count in the election of directors (Proposal No. 1), approval of named executive officer compensation (Proposal No. 2), approval of the Incentive Plan (Proposal No. 3) and approval of the amendment to the 1995 Plan (Proposal No. 4). The term “broker non-vote” refers to shares held by a broker or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker, bank or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers, banks and nominees do not have discretionary voting authority on non-routine matters (including Proposal Nos. 1, 2, 3 and 4) and accordingly may not vote on such matters absent instructions from the beneficial holder. Thus, if you hold your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote in the election of directors (Proposal No. 1), with respect to votes related to named executive officer compensation (Proposal No. 2), regarding the approval of the Incentive Plan (Proposal No. 3), or regarding the approval of the amendment to the 1995 Plan (Proposal No. 4), no votes will be cast on your behalf.

The proposals at the annual general meeting to appoint PricewaterhouseCoopers as our auditors and independent registered public accounting firm, and authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 30, 2016 (Proposal No. 5) is considered a routine matter for which brokerage firms may vote uninstructed shares. The election of directors (Proposal No. 1), the proposal to approve on an advisory (non-binding) basis named executive officer compensation (Proposal No. 2), the proposal to approve the Incentive Plan (Proposal No. 3) and the proposal to amend the 1995 Plan (Proposal No. 4) are not considered routine matters for which brokerage firms may vote uninstructed shares and it is important to us that you affirmatively vote for the election of each of the nominees for director under Proposal No. 1, and for Proposal No. 2, Proposal No. 3 and Proposal No. 4.

Q: How are votes counted?

A: Each share held by a shareholder as of the record date will be entitled to one vote. There is no cumulative voting in the election of directors. All votes will be tabulated by the inspector of elections appointed for the meeting, who will count the votes, determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting. Voting at the meeting will be taken on a poll in accordance with our Bye-Laws.

Q: What if I plan to attend the meeting in person?

A: To help ensure your shares are voted, we recommend that you submit your proxy or voting instruction form anyway. If you are a shareholder of record, please bring a form of personal identification to be admitted to the meeting. If your shares are held in the name of your broker, bank or other nominee and you plan to attend the meeting, you must present proof of your beneficial ownership of those shares as of the record date, such as a bank or brokerage account statement or letter, together with a form of personal identification, to be admitted to the meeting.

Q: How can I change or revoke my proxy after I have submitted it?

A: You may change or revoke your proxy at any time before it is voted at the annual general meeting by (1) delivering to our registered office at Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda, a written notice stating that the proxy is revoked, (2) submitting another proxy on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual general meeting will be counted), (3) signing and returning a new proxy card with a later date, or (4) attending the annual general meeting and voting in person. If you are a beneficial owner and submitted voting instructions to your broker, bank or other nominee, please refer to the instructions provided by your broker, bank or other nominee on how to change your vote.

Q: What if other matters come up at the meeting?

A: The matters described in this proxy statement are the only matters that we know of that will be voted on at the meeting. If any other matters properly come before the annual general meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Q: What quorum is required for action at the meeting?

A: The presence in person of two or more persons representing in person or by proxy in excess of 50% of the total issued and outstanding shares of Marvell throughout the meeting shall constitute a quorum at the meeting. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event there are not sufficient shares present for a quorum at the time of the annual general meeting, the meeting will stand adjourned for one week or otherwise as may be determined by our board of directors in accordance with the Bye-Laws in order to permit the further solicitation of proxies.

Q: What vote is required to approve each proposal?

A: Proposal No. 1: The nominees for director receiving the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting will be elected as directors to serve until the next annual general meeting of shareholders or until their successors are duly elected. Abstention votes have the same effect as an “against” vote with respect to the election of directors and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome of this proposal.

Proposal No. 2: Our shareholders will have an advisory (non-binding) vote on named executive officer compensation as described in this proxy statement, which requires the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting in order to be approved. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome of this proposal. The vote is advisory and therefore not binding on our board of directors; however, our board of directors and the executive compensation committee (the “ECC”) will consider the result of the vote when making future decisions regarding our executive compensation policies and practices.

Proposal No. 3: The approval of the Incentive Plan requires the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting in order to be approved. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome of this proposal.

Proposal No. 4: The approval to amend the 1995 Plan requires the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting in order to be approved. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome of this proposal.

Proposal No. 5: Appointment of PricewaterhouseCoopers as our auditors and independent registered public accounting firm, and authorization of the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 30, 2016, requires the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting in order to be approved. Abstentions will be entirely excluded from the vote and will have no effect on the outcome of this proposal.

Q: Does any shareholder own a majority of our shares?

A: No.

Q: What does it mean if I receive more than one notice or e-mail about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

A: If you receive more than one Notice, more than one e-mail or more than one paper copy of the proxy materials, it means that you have multiple accounts with brokers or the Transfer Agent. Please vote all of these shares. To instruct for all of your shares to be voted by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and do so for all shares represented by each Notice and e-mail that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or e-mails). We encourage you to have all your shares registered in the same name and address. You may do this by contacting your broker or the Transfer Agent.

Q: May shareholders ask questions at the annual general meeting?

A: Yes. Representatives of Marvell will answer shareholders’ questions of general interest following the formal agenda of the annual general meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

Q: Who is making and paying for this proxy solicitation?

A: This proxy is solicited on behalf of our board of directors. We will pay the cost of distributing this proxy statement and related materials. We have hired Georgeson Inc. to assist in the distribution of proxy materials and the solicitation of proxies for an initial fee estimated at $7,500, plus an additional fee per shareholder for shareholder solicitations. We will bear the cost of soliciting proxies. We will also reimburse brokers, banks and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of shares or other persons for whom they hold shares. To the extent necessary in order to ensure sufficient representation at the meeting, we or our proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

Q: How can I find out the results of the voting at the annual general meeting?

A: Preliminary voting results will be announced at the meeting. Final voting results will be published in our Current Report on Form 8-K filed with the SEC within four business days of the meeting. If the final voting results are not available within four business days after the meeting, we will provide the preliminary results in the Form 8-K and the final results in an amendment to the Form 8-K within four business days after the final voting results are known to us.

Q: Whom should I call if I have questions about the annual general meeting?

A: You should contact either of the following:

John Ahn

Director of Investor Relations

Marvell Semiconductor, Inc.

5488 Marvell Lane

Santa Clara, CA 95054

Fax: (408) 222-1917

Phone: (408) 222-8373

or

The proxy solicitor:

Georgeson Inc.

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

Phone: (201) 222-4227

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act and Bye-Law 73 of the Bye-Laws, our audited financial statements for the fiscal year ended January 31, 2015 will be presented at the annual general meeting. These financial statements have been approved by our board of directors. There is no requirement under Bermuda law that these financial statements be approved by shareholders, and no such approval will be sought at the meeting.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Nominees

Our Bye-Laws provide that our board shall consist of not less than two directors or such number in excess thereof as our board of directors may determine. The number of directors is currently fixed at six and there are currently six members serving on our board of directors. The nominating and governance committee has recommended and our board of directors has nominated the six current members of our board of directors to stand for election at the annual general meeting. If the current nominees are elected, we will have six members serving on our board of directors and the number of directors will be fixed at six. All nominees elected as directors will serve one year terms until the next annual general meeting of shareholders or until their respective successors are duly elected. In the event any new nominees are appointed as directors after this annual general meeting, they will be required to stand for election at the next annual general meeting and each annual general meeting of shareholders thereafter.

Our director nominees for the 2015 annual general meeting are Dr. Sehat Sutardja, Ms. Weili Dai, Dr. Juergen Gromer, Dr. John G. Kassakian, Mr. Arturo Krueger and Dr. Randhir Thakur. Biographical information for the nominees can be found beginning on page 10 of this proxy statement. We have been advised that each of our nominees is willing to be named as such herein and each of the nominees is willing to serve as a director if elected. However, if one or more of the director nominees should be unable to serve as director, the proxy holders may vote for a substitute nominee recommended by the nominating and governance committee and approved by our board of directors.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the nominees for director identified above.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the election of each such nominee. Assuming the presence of a quorum, the required vote is the affirmative vote of a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions are included in the calculation of votes cast and will have the same effect as an “against” vote with respect to the election of such director. Broker non-votes will be entirely excluded from the vote and will have no effect on the outcome. If the proposal for the appointment of a director nominee does not receive the required affirmative vote of a simple majority of the votes cast, then the director will not be appointed and the position on our board of directors that would have been filled by the director nominee will become vacant. Our board of directors has the ability to fill the vacancy upon the recommendation of the nominating and governance committee, in accordance with the Bye-Laws, with that director subject to election by our shareholders at the next following annual general meeting of shareholders.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Director Nominees

The following table sets forth information with respect to each of our director nominees, as of April 30, 2015. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our board of directors to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to us and our board of directors. To the extent applicable, we value their experience on other public company boards of directors and board committees.

Name of Nominee	Age	Director Since	Background
Sehat Sutardja, Ph.D.	53	1995	Dr. Sehat Sutardja, one of our co-founders, has served as our Chief Executive Officer and Chairman of our Board of Directors since 1995 (from 1995 to 2003 he was Co-Chairman of the Board of Directors). While remaining deeply involved in the daily challenges of running a global growth company, Dr. Sutardja participates heavily in our engineering and marketing efforts across analog, video processor, and microprocessor design while offering input across all of our other product lines. Dr. Sutardja is widely regarded as one of the pioneers of the modern semiconductor age. His breakthrough designs and guiding vision have revolutionized numerous industry segments, from data storage to the high-performance, low-power chips now driving the growing global markets for mobile computing and telephony. For his relentless innovation, he has been awarded more than 360 patents and has been named a Fellow of IEEE. In 2006, Dr. Sutardja was recognized as the Inventor of the Year by the Silicon Valley Intellectual Property Law Association. Dr. Sutardja also served as President from 2003 to June 2013. Dr. Sutardja holds an M.S. and Ph.D. in Electrical Engineering and Computer Science from the University of California at Berkeley. Dr. Sutardja received a B.S. in Electrical Engineering from Iowa State University. Dr. Sutardja is the husband of Ms. Weili Dai.

Weili Dai	53	2014	Ms. Weili Dai, one of our co-founders, has served as our President since July 2013 and as a member of our Board of Directors since December 2014. Widely considered a technology visionary, Ms. Dai is the only woman co-founder of a global semiconductor company. Her business acumen, strategic thinking, product leadership, endless passion and personal network have contributed greatly to Marvell’s success. Her close relationship with Marvell’s customers and the foundation of the trust shared with them have given her a strong reputation for professionalism and integrity throughout the technology industry. Prior to her appointment as President, Ms. Dai served as a Vice President of Marvell Semiconductor, Inc. (“MSI”) from

Name of Nominee	Age	Director Since	Background

			2008 to July 2013, including the position of General Manager of the Communications & Consumer Business of MSI since September 2011 and General Manager of the Communications and Computing Business Unit of MSI from March 2009 to September 2011. From 1995 to May 2007, Ms. Dai served as Chief Operating Officer, Executive Vice President and a member of the Board of Directors of the Company. Ms. Dai holds a B.S. degree in Computer Science from the University of California at Berkeley. Ms. Dai is the wife of Dr. Sutardja.

Arturo Krueger (1)(2)(3)(4)	75	2005	Arturo Krueger has served as a director since August 2005 and as our lead independent director since April 2009. Mr. Krueger has more than 40 years of experience in the international semiconductor industry and acquired a wealth of experience in complex systems architecture, semiconductor design and development, operations, and international marketing, as well as general management of a large company. From 1964 to 1966 Mr. Krueger was employed with Control Data Corporation (“CDC”) working on CDC’s 6600 Super Computer. Afterward he joined Motorola SPS starting as Systems Engineer, moving up to international Design and R&D Management, Marketing and Operations. Starting in 1996 Mr. Krueger served as the director of the sector wide “Advanced Architectural and Design Automation Lab.” Prior to his retirement in February 2001, Mr. Krueger was promoted to Corporate Vice President and General Manager of Motorola Corporation’s Semiconductor Products Sector for Europe, Middle East and Africa. Since his retirement in February 2001, Mr. Krueger has been a consultant to automobile manufacturers and to semiconductor companies serving the automotive and telecommunication markets and serves on several advisory boards. Mr. Krueger brings a deep understanding of the modern semiconductor industry, the complex world of microelectronic systems design and architectures, and the financial aspects of running a large company. Mr. Krueger also brings considerable directorial and governance experience to our board of directors, as he is currently serving on the board of QuickLogic Corporation, a semiconductor company. Mr. Krueger holds a MS in Electrical Engineering from the Institute of Technology in Switzerland and has studied Advanced Computer Science at the University of Minnesota.

Juergen Gromer, Ph.D. (1)(2)(3)	70	2007	Dr. Juergen Gromer has served as a director since October 2007. Dr. Gromer is the retired President of Tyco Electronics Ltd., an electronics company, a position which he held from April 1999 until December 31, 2007. Dr. Gromer formerly held senior management positions from 1983 to 1998 at AMP Incorporated (acquired by Tyco

Name of Nominee	Age	Director Since	Background

			International in April 1999) including Senior Vice President of Worldwide Sales and Services, President of the Global Automotive Division, Vice President of Central and Eastern Europe and General Manager of AMP. Dr. Gromer has over 20 years of AMP and Tyco Electronics’ experience, serving in a wide variety of regional and global assignments, which allows Dr. Gromer to provide important perspectives on issues facing a technology company. Dr. Gromer brings considerable directorial, financial, governance and global leadership experience to our board of directors, as he is currently serving on the boards of Tyco Electronics Ltd. (now called TE Connectivity Ltd.) and WABCO Holdings Inc., and previously served as a director of RWE Rhein Ruhr from 2000 to 2009. Dr. Gromer is also Chairman of the Board of the Society of Economic Development of the District Bergstrasse/Hessen, a member of the Advisory Board of Commerzbank and a director of the Board of the American Chamber of Commerce in Germany. Dr. Gromer received his undergraduate degree and Ph.D. in Physics from the University of Stuttgart, Germany.

John G. Kassakian, Sc.D. (1)(2)(3)	72	2008	Dr. John G. Kassakian has served as a director since July 2008. Dr. Kassakian has been a member of the faculty of Electrical Engineering and Computer Science at the Massachusetts Institute of Technology (“MIT”) since 1973 and has served as Director of the MIT Laboratory for Electromagnetic and Electronic Systems from 1991 to 2009. Dr. Kassakian is the founding President of the IEEE Power Electronics Society, a member of the National Academy of Engineering, and is the recipient of the IEEE Centennial Medal, the IEEE William E. Newell Award, the IEEE Power Electronics Society’s Distinguished Service Award and the IEEE Millennium Medal. Dr. Kassakian’s expertise in the semiconductor field and academic experience related to the technology sector makes Dr. Kassakian a valuable contributor to our board of directors. Dr. Kassakian holds S.B., S.M., E.E. and Sc.D. degrees from MIT.

Dr. Randhir Thakur (1)(2)(3)	52	2012	Dr. Randhir Thakur has served as a director since June 2012. He is executive vice president and general manager of the Silicon Systems Group at Applied Materials, Inc., which comprises the entire portfolio of semiconductor manufacturing systems at Applied Materials. In this role, Dr. Thakur is responsible for strengthening Applied Materials’ leadership in its core wafer fabrication equipment markets. Since rejoining Applied Materials in May 2008, Dr. Thakur has served in various executive positions, including senior vice president and general manager of the Display and Thin Film Solar group, where he led the business offering manufacturing systems for flat panel displays, and Applied Materials’ thin film solar products.

Name of Nominee	Age	Director Since	Background

From 2005 to May 2008, Dr. Thakur worked at SanDisk Corporation, a supplier of innovative flash memory data storage products, where he served as executive vice president of Technology and Fab Operations and head of Worldwide Operations. From 2000 to 2005, Dr. Thakur held a series of progressively advancing executive roles within various semiconductor product groups at Applied Materials, including group vice president and general manager of Front End Products. Prior to joining Applied Materials in 2000, Dr. Thakur served as chief technology officer and general manager at Steag Electronic Systems, and vice president of Research Development and Technology at AG Associates, and held various technical leadership positions at Micron Technology. Dr. Thakur brings a wealth of experience in the semiconductor and consumer electronics industry, while helping to grow new markets and new products. We believe with his past and current experience in managing a large customer-focused and innovation-driven organization and various aspects of operations management and manufacturing, Dr. Thakur is well suited to serve on our board of directors. Dr. Thakur holds a BS with honors in Electronics and Telecommunications Engineering from the National Institute of Technology, Kurukshetra, India, an MS in Electrical Engineering from the University of Saskatchewan, Canada and a Ph.D. in Electrical Engineering from the University of Oklahoma. Dr. Thakur holds close to 300 patents and has published more than 200 papers.

(1)	Member of the Nominating and Governance Committee
(2)	Member of the Executive Compensation Committee
(3)	Member of the Audit Committee
(4)	Lead independent director

Except as noted above, there are no family relationships among any of our directors, nominees for director and executive officers.

Corporate Governance Guidelines and Practices, Board Leadership Structure, Risk Management, Meetings, Independence and Compensation of Directors

Corporate Governance Guidelines and Practices

Our board of directors has adopted a set of corporate governance guidelines and practices to establish a framework within which it will conduct its business. The corporate governance guidelines and practices can be found on our website at www.marvell.com/investors/governance.jsp. The corporate governance guidelines and practices were last revised on April 19, 2013. The corporate governance guidelines and practices provide, among other things, that:

•

in the absence of a non-executive Chairman of the Board, our board of directors shall designate a lead independent director who, among other duties, is responsible for presiding over executive sessions of independent directors;

•	a majority of the directors must be independent;

•	our board of directors shall appoint all members of the board committees;

•	the nominating and governance committee screens and recommends board candidates to our board of directors;

•	the audit committee, ECC and nominating and governance committee must consist solely of independent directors; and

•	the independent directors shall meet regularly in executive session without the presence of the non-independent directors or members of our management.

We also provide our directors annual training events on issues facing us and on subjects that would assist the directors in discharging their duties.

Our board of directors may modify the corporate governance guidelines and practices from time to time, as appropriate. Our independent directors have appointed Mr. Krueger to serve as the lead independent director for our board of directors. Mr. Krueger has served as our lead independent director since April 2009. The duties of the lead independent director are set forth as follows in our corporation governance guidelines and practices:

•	develop the agenda for, and moderate executive sessions of, meetings of our independent directors;

•	help promote good communication between the independent directors and the Chairman of the Board and/or the Chief Executive Officer;

•	chair the meetings of our board of directors in the absence of the Chairman of the Board;

•

make recommendations to the Chairman of the Board regarding the appropriate schedule of board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with the flow of our operations;

•	jointly with the Chairman of the Board, set agendas for board meetings and make recommendations to the Chairman of the Board regarding the structure of board meetings;

•

make recommendations to the Chairman of the Board in assessing the quality, quantity and timeliness of the flow of information from our management that is necessary for the independent directors to effectively and responsibly perform their duties; and

•	coordinate with the nominating and governance committee and corporate counsel to promote a thorough annual self-assessment by our board of directors and its committees.

Board Leadership Structure

Our board of directors believes that our Chief Executive Officer is best situated to serve as Chairman of the Board, because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. Our board of directors believes that the combined role of Chairman of the Board and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and our board of directors, which are essential to effective governance. Our independent directors have appointed Mr. Krueger to serve as the lead independent director for our board of directors. The role of our lead independent director is described above.

One of the key responsibilities of our board of directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. Our board of directors believes the combined role of Chairman of the Board and Chief Executive Officer, together with a lead independent director, is in the best interest of our shareholders because it provides the appropriate balance between strategy development and independent oversight of management.

Risk Management

Our board of directors has an active role, as a whole and also at the committee level, in overseeing management of our risks. Our board of directors regularly reviews information regarding our liquidity, intellectual property, significant litigation matters and operations, as well as the risks associated with each of such items. Our ECC is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements as well as our compensation plans that generally apply to all employees. The audit committee oversees management of financial, legal and IT compliance risks as well as business continuity planning. The nominating and governance committee manages risks associated with the independence of our board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks.

During fiscal 2015, our board of directors received reports on the most important strategic issues and risks facing Marvell. In addition, our board of directors and its committees receive regular reports from our head of internal audit or other senior management regarding compliance with applicable risk related policies, procedures and limits.

We believe that our leadership structure supports the risk oversight function. As indicated above, certain important categories of risk are assigned to committees that review, evaluate and receive management reports on risk.

Meetings of our Board of Directors; Attendance

There were nine meetings of our board of directors in fiscal 2015. Each director attended at least 75% of the total number of meetings of our board of directors and committees on which such director served. The independent directors met in executive sessions without the presence of the non-independent directors or members of our management at each of our five regularly scheduled in-person meetings. Our board of directors also formed a special committee with the authority to declare dividends that is made up of four independent directors.

Although directors are encouraged to attend annual general meetings of shareholders, we do not have a formal policy requiring such attendance. One of our current independent directors attended the 2014 annual general meeting.

Director Independence

Our board of directors has determined that, among the director nominees standing for election, each of Dr. Gromer, Dr. Kassakian, Mr. Krueger and Dr. Thakur are “independent” as such term is defined by the rules and regulations of the NASDAQ Stock Market (“Nasdaq”) and the rules and regulations of the SEC. To be considered independent, our board of directors must affirmatively determine that neither the director, nor any member of his or her immediate family, has had any direct or indirect material relationship with us within the previous three years.

Our board of directors considered relationships, transactions and/or arrangements with each of the directors and concluded that none of the four non-employee directors (“Outside Directors”), or any of his immediate family members, has or has had within the previous three years any relationship with us that would impair his independence.

Compensation of Directors

Cash Compensation

Directors who are also employees of Marvell do not receive any additional compensation for their services as directors.

For a summary of the fiscal 2015 cash compensation paid to our Outside Directors, please see the Director Compensation Table below. Beginning in the third quarter of fiscal 2015, the cash compensation program changed for certain elements as set forth in the following table. The retainer fees are paid in quarterly installments in arrears, and are prorated as appropriate based upon the dates and capacities in which each individual Outside Director serves. Outside Directors are reimbursed for travel and other reasonable out-of-pocket expenses related to attendance at board of directors and committee meetings.

Cash Compensation Element	Cash Compensation Program for First Half of Fiscal 2015	Cash Compensation Program for Second Half of Fiscal 2015
Annual Retainer	$60,000	$60,000
Lead Independent Director	$30,000	$40,000
Audit Committee Chairmanship	$25,000	$25,000
Audit Committee Member	$12,500	$12,500
Executive Compensation Committee Chairmanship	$20,000	$20,000
Executive Compensation Committee Member	$10,000	$10,000
Nominating and Governance Committee Chairmanship	$15,000	$15,000
Nominating and Governance Committee Member	$7,500	$7,500

Equity Compensation

Each Outside Director is eligible to receive equity awards under the Amended and Restated 2007 Director Stock Incentive Plan (“2007 Director Plan”). Each Outside Director who is elected or appointed at the annual general meeting of shareholders will be granted a restricted stock unit (“RSU”) award (the “Annual RSU Award”) for a number of shares with an aggregate fair market value equal to $220,000 immediately following each annual general meeting of shareholders. The Annual RSU Award vests as to 100% of the shares on the earlier of the date of the next annual general meeting of shareholders or the one year anniversary of the date of grant. An Outside Director who is elected or appointed after an annual general meeting of shareholders will receive a pro rata RSU award based on the number of quarters completed since the prior annual general meeting of shareholders. In no event shall any Outside Director be awarded in any calendar year an Annual RSU Award under the 2007 Director Plan for more than 20,000 shares.

Director Stock Ownership Guidelines

Each director is expected, within five years of joining our board of directors or, for current members of our board directors, from the date of the most recent update to the stock ownership guidelines effective as of March 15, 2012, to own common shares that have a value equivalent to three times his or her annual cash retainer.

Director Compensation Table — Fiscal 2015

The following table details the total compensation paid to our Outside Directors in fiscal 2015.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Juergen Gromer	135,000	216,383	—	—	—	—	351,383
Dr. John G. Kassakian	90,000	216,383	—	—	—	—	306,383
Arturo Krueger	140,000	216,383	—	—	—	—	356,383
Dr. Randhir Thakur	90,000	216,383	—	—	—	—	306,383

(1)	The dollar value of RSUs shown represents the grant date fair value calculated on the basis of the fair market value of the underlying common shares on the grant date based on the closing market price on such date. The actual value that a director will realize on each RSU award will depend on the price per share of our common shares at the time shares underlying the RSUs are sold. There can be no assurance that the actual value realized by a director will be at or near the grant date fair value of the RSUs awarded. This number was calculated based on the maximum number of RSUs that could be granted pursuant to the Annual RSU Award on July 1, 2014, which is 15,058 RSUs under the 2007 Director Plan.
(2)	The following table provides the number of shares subject to outstanding RSUs held at January 31, 2015 for each current Outside Director, as applicable:

Name	Total RSU Awards Outstanding (#)
Dr. Juergen Gromer	15,058
Dr. John G. Kassakian	15,058
Arturo Krueger	15,058
Dr. Randhir Thakur	15,058

(3)	In fiscal 2014 and prior years, our Outside Directors received stock options as part of their compensation. The following table provides the number of shares subject to outstanding unexercised stock options held by each current Outside Director at January 31, 2015 (all of which are fully vested):

Name	Total Options Awards Outstanding (#)
Dr. Juergen Gromer	145,000
Dr. John G. Kassakian	133,000
Arturo Krueger	207,000
Dr. Randhir Thakur	50,000

Committees of our Board of Directors

Our board of directors has the following committees: the audit committee, the ECC and the nominating and governance committee. Our board of directors has adopted written charters for each of these committees, copies of which are available on our website at www.marvell.com/investors/governance.jsp. Each of the committee charters is reviewed annually by the respective committee, which may recommend appropriate changes for approval by our board of directors. Our board of directors has also formed a special committee of independent directors of the board that may approve dividends in accordance with Bermuda law.

Audit Committee
Composition:	Throughout fiscal 2015, the audit committee was composed of Dr. Gromer (Chairman), Mr. Krueger, Dr. Kassakian and Dr. Thakur.

Number of Meetings in Fiscal 2015:	9

Functions:	The audit committee’s responsibilities are generally to assist our board of directors in fulfilling its responsibility to oversee management’s conduct of our accounting and financial reporting processes. The audit committee also, among other things, appoints our independent registered public accounting firm, oversees our internal audit function and the independent registered public accounting firm, reviews and discusses with management and our independent registered public accounting firm the adequacy and effectiveness of our internal control over financial reporting as reported by management. The audit committee meets quarterly and at such additional times as are necessary or advisable.

Date Charter Last Revised:	April 16, 2015

Qualifications:	Our board of directors has determined that each member of the audit committee meets the applicable independence, experience and other requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), Nasdaq and the SEC. Our board of directors has determined that Dr. Gromer is an “audit committee financial expert” as required by applicable Nasdaq and SEC rules.
Executive Compensation Committee (“ECC”)
Composition:	Throughout fiscal 2015, the ECC was composed of Dr. Gromer (Chairman), Mr. Krueger, Dr. Kassakian and Dr. Thakur.

Number of Meetings in Fiscal 2015:	7

Functions:

The ECC has the authority to determine or recommend to the board the compensation for our chief executive officer and all other executive officers, is responsible for administering equity award programs for non-executive employees, reviews and recommends changes to our incentive compensation and other equity based plans and administers executive officer compensation within the terms of any of our applicable compensation plans.

The ECC or a subcommittee comprised of one director meets monthly to approve new hire and secondary equity grants. For more detail of our equity grant practices, please see “Executive Compensation — Other Considerations — Equity Grant Practices” below.

Date Charter Last Revised:	April 16, 2015

Qualifications:	Our board of directors has determined that each member of the ECC meets the applicable independence requirements of Nasdaq and the SEC. In addition, each member of the ECC is an “outside director” under Section 162(m), and a “non-employee director” under Section 16 of the Exchange Act.
Nominating and Governance Committee
Composition:	Throughout fiscal 2015, the nominating and governance committee was composed of Mr. Krueger (Chairman), Dr. Gromer, Dr. Kassakian and Dr. Thakur.

Number of Meetings in Fiscal 2015:	6

Functions:	The nominating and governance committee is responsible for developing and implementing policies and practices relating to corporate governance and practices, including reviewing and monitoring implementation of our corporate governance guidelines. The nominating and governance committee also makes recommendations to our board of directors regarding the size and composition of our board of directors and its committees and screens and recommends candidates for election to our board of directors. In addition, the nominating and governance committee reviews, ratifies and/or approves related party transactions. The nominating and governance committee also reviews periodically with the Chairman of the Board and the Chief Executive Officer the succession plans relating to positions held by executive officers.

Date Charter Last Revised:	April 16, 2015

Qualifications:	Our board of directors has determined that each member of the nominating and governance committee meets the applicable independence requirements of Nasdaq and the SEC.

Role of Compensation Consultants

Under its charter, the ECC has the authority to directly retain outside legal counsel and other advisors. Pursuant to that authority, the ECC has directly retained Mercer as its independent compensation consultant since April 2009.

The ECC retained Mercer to provide information, analyses and advice regarding executive compensation, as described below; however, the ECC makes all decisions regarding the compensation of our executive officers. The Mercer consultant who performs these services reports to the chairman of the ECC. In addition, the Mercer consultant attended meetings of the ECC during fiscal 2015, as requested by the chairman of the ECC. Mercer provided the following services to us during fiscal 2015:

•

Evaluated the competitive positioning of our named executive officers’ base salaries, annual incentive and long-term incentive compensation relative to our peer companies to support fiscal 2015 decision-making;

•	Advised on fiscal 2015 target award levels within the annual and long-term incentive program and, as needed, on actual compensation actions;

•	Assessed the alignment of company compensation levels relative to our performance against our peer group and relative to the ECC’s articulated compensation philosophy;

•	Worked with the ECC in developing program changes in response to Say on Pay vote results and shareholder feedback, including the re-introduction of performance-based RSUs;

•	Reviewed appropriateness of the peer group in terms of size, industry, business profile and talent market;

•	Assessed whether our compensation programs might encourage inappropriate risk taking that could have a material adverse effect on us; and

•	Assisted with the preparation of the “Compensation Discussion and Analysis” for this proxy statement.

During fiscal 2013, the Securities and Exchange Commission issued new rules under the Dodd-Frank Act concerning compensation consultant independence. Under these rules the ECC must determine whether any work completed by a compensation consultant raised any conflict of interest after taking into account six independence-related factors. For fiscal 2015, the ECC has reviewed these six factors in their totality as they apply to Mercer and determined that no conflict of interest exists.

Additional information concerning the compensation policies and objectives established by the ECC and the respective roles of our Chief Executive Officer and the compensation consultant in assisting with the determination of compensation for each of the executive officers named in the Summary Compensation Table, referred to in this proxy statement as our “named executive officers,” is included under the heading “Executive Compensation.”

Nominations for Election of Directors

The nominating and governance committee identifies, recruits and recommends to our board of directors, and our board of directors approves, director nominees for election at each annual general meeting of shareholders and new directors for election by our board of directors to fill vacancies that may arise. Under the Bye-Laws, any director appointed by our board of directors would need to be reappointed by shareholders at our next annual general meeting of shareholders.

The nominees for election at this annual general meeting were unanimously recommended and approved by the nominating and governance committee and our board of directors, respectively. The nominating and governance committee will consider proposals for nomination from shareholders that are made in writing to our Secretary at Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda that are timely and that contain sufficient background information concerning the nominee to enable proper judgment to be made as to his or her qualifications. For general information regarding shareholder proposals and nominations, see “Future Shareholder Proposals and Nominations for the 2016 Annual General Meeting” on page 65.

Director Qualifications

The nominating and governance committee believes that the following specific, minimum qualifications must be met by a nominee for the position of director:

•	the highest personal and professional ethics and integrity;

•	the ability to work together with other directors, with full and open discussion and debate as an effective, collegial group;

•

current knowledge and experience in our business or operations, or contacts in the community in which we do business and in the industries relevant to our business, or substantial business, financial or industry-related experience; and

•	the willingness and ability to devote adequate time to our business.

Moreover, it is the policy of the nominating and governance committee to engage annually with our shareholders who hold 5% or more of our outstanding common shares as of December 31 of each year and to discuss desirable skills and attributes for members of the Board with such shareholders.

We are required to have at least one member of our board of directors who meets the criteria for an “audit committee financial expert” as defined by Nasdaq and the SEC, and to have a majority of independent directors who meet the definition of “independent director” under applicable Exchange Act, Nasdaq and SEC rules. We also believe it is appropriate for certain key members of management to participate as members of our board of directors. Other than the foregoing there are no stated minimum criteria for director nominees.

When making its determination whether a nominee is qualified for the position of director, the nominating and governance committee may also consider such other factors as it may deem are in the best interests of the company and its shareholders, such as the following qualities and skills:

•	relationships that may affect the independence of the director or conflicts of interest that may affect the director’s ability to discharge his or her duties;

•	diversity of experience and background of the proposed director, including the need for financial, business, academic, public sector or other expertise on our board of directors or its committees; and

•	the fit of the individual’s skills and experience with those of the other directors and potential directors in comparison to the needs of the company.

When evaluating a candidate for nomination, the nominating and governance committee does not assign specific weight to any of these factors or believe that all of the criteria necessarily apply to every candidate.

Identifying and Evaluating Nominees for Director

The nominating and governance committee reviews the appropriate skills and characteristics required of directors in the context of the current composition of our board of directors. Candidates considered for nomination to our board of directors may come from several sources, including current and former directors, professional search firms and shareholder nominations. The nominating and governance committee will consider all persons recommended in the same manner, regardless of the source of nomination.

A shareholder seeking to recommend a prospective nominee for the nominating and governance committee’s consideration should submit the candidate’s name and qualifications to our Secretary at Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda. The nominating and governance committee will consider candidates recommended by shareholders in the same manner as candidates recommended to the nominating and governance committee from other sources. Nominees for director are evaluated by the nominating and governance committee, which may retain the services of a professional search firm to assist them in identifying or evaluating potential nominees.

Shareholder Communications with our Board of Directors

At present, our Chairman and Chief Executive Officer is responsible for maintaining effective communications with our shareholders, customers, employees, communities, suppliers, creditors, governments and corporate partners. It is the policy of our board of directors that management speaks for the company. This policy does not preclude independent directors from meeting with shareholders, but management, where appropriate, should be present at such meetings.

Nonetheless, our board of directors has established a process for shareholders to send communications to our directors. If you wish to communicate with our board of directors or individual directors, you may send your communication in writing to: General Counsel, Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, California 95054. You must include your name and address in the written communication and indicate whether you are a shareholder of Marvell. The General Counsel (or other officer acting in such capacity) will compile all such communications and will forward them to the appropriate director or directors or committee of our board of directors based on the subject matter or to the director or directors to whom such communications is addressed.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The ECC for fiscal 2015 consisted of Dr. Gromer (Chairman), Dr. Kassakian, Mr. Krueger and Dr. Thakur. None of the members of the ECC who served during fiscal 2015 is a current or former officer or employee of us or our subsidiaries, or had any relationship with us not otherwise disclosed herein under applicable SEC rules. In addition, to our knowledge, there are no ECC interlocks between us and other entities, involving our executive officers or directors who serve as executive officers or directors of such other entities.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information regarding compensation paid to our named executive officers during fiscal 2015, which ran from February 2, 2014 until January 31, 2015. During fiscal 2015, the named executive officers were:

•	Dr. Sehat Sutardja, our Chief Executive Officer and Chairman of the Board;

•	Ms. Weili Dai, our President;

•	Mr. Michael Rashkin, our Chief Financial Officer; and

•	Dr. Zining Wu, our Chief Technology Officer.

Our named executive officers are also the only officers with the responsibility level and business impact to qualify as executive officers under SEC rules.

Executive Summary

Our Business

We are a fabless semiconductor provider of high-performance application-specific standard products. Our core strength of expertise is the development of complex System-on-a-Chip and System-in-a-Package devices, leveraging our extensive technology portfolio of intellectual property in the areas of analog, mixed-signal, digital signal processing, and embedded and standalone integrated circuits. The majority of our product portfolio leverages the ARM technology portfolio. We also develop platforms that we define as integrated hardware along with software that incorporates digital computing technologies designed and configured to provide an optimized computing solution. Our broad product portfolio includes devices for data storage, enterprise-class Ethernet data switching, Ethernet physical-layer transceivers, mobile handsets, connectivity, Internet-of-Things devices and other consumer electronics.

Fiscal 2015 Business Highlights

In fiscal 2015, we experienced growth in net revenue for the second consecutive year. Net revenue in fiscal 2015 reached a record high of $3.7 billion and was 9% higher than net revenue of $3.4 billion in fiscal 2014. The growth was led by a 28% increase in revenue from products for the mobile and wireless end markets, particularly in the first half of fiscal 2015, together with stable year over year growth in the storage market. Moreover, our operating income in fiscal 2015 accelerated more rapidly than revenue as we effectively controlled our operating expenses. Going into fiscal 2016, we expect revenue growth to be driven by areas such as mobile handsets, tablets, connectivity and smart home devices, along with a continued focus on operational execution.

Our cost of goods sold as a percentage of net revenue for fiscal 2015 was higher than that of fiscal 2014. As we expand our presence in the mobile and wireless end markets, we expect our gross margin to face downward pressure, as these end markets generally have lower average gross margins than the rest of our business. However, we expect this growth will result in improvement to total gross margin dollars and operating profit. In addition, we are focused on efforts to improve both aspects of our gross profit, including cost improvement and pricing.

We believe our financial position is strong and we remain committed to deliver shareholder value through our share repurchase and dividend programs.

•	Our cash, cash equivalents and short-term investments were $2.5 billion at January 31, 2015.

•	We generated cash flow from operations of $728.9 million during fiscal 2015.

•	We paid cash dividends of $0.24 per share for a total of $122.8 million during fiscal 2015 and recently announced a dividend of $0.06 per share to be paid during the first quarter of fiscal 2016.

•	We repurchased 5.1 million of our common shares for $65.0 million during fiscal 2015.

Actions Taken in Consideration of “Say on Pay” Vote

At the 2014 annual general meeting, our shareholders voted on an advisory basis to approve fiscal 2014 named executive officer compensation. We received support from approximately 60% of shareholders voting on the proposal for our fiscal 2014 named executive officer compensation program. We take shareholder feedback very seriously and will continue to proactively review our named executive officer compensation program and take actions to ensure that executive pay is aligned with company performance. Highlights of actions taken since the last shareholder vote include the following:

Action Taken	Example
1. Incorporating shareholder feedback, and company performance considerations, into the fiscal 2015 compensation programs	During fiscal 2015, we continued the administration of a performance based annual incentive plan, and re-introduced performance-based equity grants for all named executive officers.

2. Shareholder outreach during fiscal 2015	We have an annual process of outreach to major shareholders, led by our Lead Independent Director, which includes discussions about governance issues of interest to the shareholders.

3. Consideration of shareholder feedback received as part of the outreach process in determining fiscal 2016 compensation	Continued pay for performance emphasis for name executive officer compensation programs, including the introduction of relative total shareholder return (“TSR”) as a metric for performance-based equity awards to be granted to all named executive officers in fiscal 2016.

Key compensation actions taken since the 2014 annual general meeting include:

Key Fiscal 2015 Actions	Relevant Section(s) for Further Details

Peer Group Changes

The ECC has continued the process of peer group evaluation to ensure the peer group reflects the market for executive talent and better aligns the median company size with us. For fiscal 2015, the ECC determined to remove one peer due to concerns about the current company size relative to us.

See Additional Fiscal 2016 Decisions below for additional peer group changes.

“Fiscal 2015 Peer Group” on page 27.

CEO Base Salary Freeze
Dr. Sutardja did not receive a fiscal 2015 base salary increase. Other named executive officers received adjustments to reflect new roles within the organization.	“Fiscal 2015 Salaries” under “Key Elements of Compensation for Fiscal 2015” on page 27.

Introduction of Performance-Based Equity Awards

Long-term incentive awards to named executive officers in fiscal 2015 were primarily in the form of performance-based equity awards, subject to achievement of pre-set company financial and individual strategic goals.

“Fiscal 2015 Long-Term Incentive Awards (Equity)” under “Key Elements of Compensation for Fiscal 2015” on page 30.

Fiscal 2016 Actions	Relevant Section(s) for Further Details
Peer Group Changes

For fiscal 2016, the ECC determined to add three new companies to our peer group to ensure a robust peer group size and with consideration of our positioning relative to the median company size.	“Fiscal 2016 Peer Group Revisions” under “Key Fiscal 2016 Compensation Program Decisions” on page 38.

Introduction of Relative TSR Metric to Long-term Incentive Plan
A portion of the fiscal 2016 performance-based equity awards to named executive officers will vest based on our relative TSR performance versus the 2016 peer group over a two-year performance period.	“Fiscal 2016 Long-Term Incentive Awards” under “Key Fiscal 2016 Compensation Program Decisions” on page 39.

Additionally, we continue to maintain good governance pay practices described in more detail elsewhere in this proxy statement, including stock ownership guidelines, a policy concerning recoupment of CEO and CFO bonuses following restatements, no gross up provisions, effective risk management, maintenance of 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) eligible plans, and anti-hedging provisions in our insider trading policy.

We hold advisory votes to approve named executive officer compensation on an annual basis. When making future compensation decisions, the ECC will consider the results from the prior year’s advisory vote on named executive officer compensation, as well as feedback from shareholders throughout the course of such year.

CEO Pay Alignment with Company Performance

A key element of our CEO’s compensation is the explicit link between his compensation and both overall business results and individual performance, as discussed more generally below under “Compensation Philosophy.” We made the following key decisions relating to fiscal 2015 and fiscal 2016 compensation of our CEO in light of the company’s fiscal 2015 performance:

•	No merit increase in base salary for fiscal 2015;

•	Above target annual incentive plan payouts based on fiscal 2015 financial performance;

•	Above target vesting of performance based equity awards that are subject to fiscal 2015 financial and strategic performance

•	Target compensation for fiscal 2016 that remains aligned with the peer group median;

•	Continued use of performance based restricted stock units (“RSUs”) as the primary equity vehicle for fiscal 2016;

•	Introduction of relative TSR as a multi-year performance metric to be the basis for vesting of a portion of the performance based RSUs granted in fiscal 2016; and

•	Incentive plan goals that incorporate both internal (financial and strategic company goals) and external (relative TSR) perspectives of company performance.

Fiscal 2015 saw continued performance improvements and significant strategic business changes. As a result, the degree of revenue achievement, operating income and strategic goals resulted in above target fiscal 2015 annual incentive payouts and above target fiscal 2015 performance based RSU vesting for the CEO and other named executive officers. As a result of our stock price performance, the ECC believes our CEO and other named executive officers were appropriately rewarded for fiscal 2015 performance.

The relationship between our CEO’s target pay opportunity, realizable pay, and company performance as measured by TSR (each as defined below) further illustrates the alignment of our CEO’s compensation with business performance, and our emphasis on shareholder value creation. While most of the required compensation disclosures discuss pay opportunities, i.e., the awards that may be earned, realizable pay considers actual compensation that was earned or could be earned based on performance.

•

Target pay opportunity for a given fiscal year means the sum of the salary and target cash bonus opportunity in that fiscal year, plus the grant date fair value of all equity awards (stock options and restricted stock units) granted during the fiscal year;

•

Realizable pay for a given fiscal year means the sum of salary and actual cash bonus paid for that fiscal year, plus the current (2015 fiscal year-end) realizable value of equity granted in that fiscal year. The current realizable value of equity is calculated as the “in the money” value of stock options assuming that any vested stock options remain unexercised plus the market value of restricted stock units, assuming that shares underlying any vested restricted stock units are still held by the CEO. For equity awards with performance based vesting the target number of shares are included for periods in respect of fiscal years that have not been completed and the actual number of shares that vested are included for completed performance periods; and

•	Total shareholder return is the increase in company stock price plus reinvested dividends, measured from the start of each fiscal year from fiscal 2012 through 2015 fiscal year end.

The following graph shows the target pay opportunity and realizable pay of our CEO, Dr. Sutardja, for each fiscal year since fiscal 2012, and the strong correlation of his realizable pay with total shareholder return.

	FY2012	FY2013	FY2014	FY2015
Dr. Sutardja Target Pay Opportunity	$13,324,040	$13,916,750	$8,385,200	$9,143,158
Dr. Sutardja Realizable Pay	$963,076	$4,230,000	$10,890,000	$9,248,567
Total Shareholder Return (as of FYE 2015)	-6.5%	0.0%	64.7%	5.5%

The chart highlights changes that have been made to Dr. Sutardja’s target pay opportunity during this time period and the impact of company performance on Dr. Sutardja’s realizable pay highlights the continued alignment of the CEO compensation program with shareholder interests.

Fiscal 2015 Named Executive Officer Compensation Determination

Compensation Philosophy

The ECC oversees the development and administration of our executive compensation program, including the underlying philosophy and related policies. Our primary business objective is to create long-term value for our shareholders. To achieve this objective, our executive compensation program is intended to achieve five primary objectives:

•	Market Competitive: Provide a market-competitive level of total compensation opportunity that reflects the individual executive’s role and ability to impact business performance;

•	Performance Based: Establish an explicit link between compensation and both overall business results and individual performance;

•	Long-Term Focused: Promote a long-term focus for our named executive officers through incentive compensation that vests over multiple years;

•

Aligned with Shareholders: Align the interests and objectives of our named executive officers and employees with furthering our growth and creating shareholder value through distribution of equity; and

•	Equity Stake: Distribute equity to key employees to allow them to participate in the creation of shareholder value.

The ECC believes that both the elements and level of fiscal 2015 compensation for our named executive officers was consistent with the five primary objectives contained in our compensation philosophy as well as the overall goal of emphasizing sustained share price growth. In particular, the ECC believes that the structure and level of our fiscal 2015 compensation for our named executive officers was linked to our business performance.

Fiscal 2015 Peer Group

During fiscal 2015, the ECC reviewed the existing peer group for alignment with companies that are similar in revenue, industry segment and/or which compete with us for talent. The ECC utilized competitive market compensation data based on the practices of the revised peer group to guide fiscal 2015 pay decisions:

Peer Group for Fiscal 2015

Company	Status for Fiscal 2015 Peer Group
Adobe Systems Incorporated	Remained Peer
Advanced Micro Devices, Inc.	Remained Peer
Altera Corporation	Remained Peer
Analog Devices, Inc.	Remained Peer
Broadcom Corporation	Remained Peer
LSI Corporation	Remained Peer
Juniper Networks Inc.	Remained Peer
NetApp, Inc.	Remained Peer
NVIDIA Corporation	Remained Peer
Xilinx, Inc.	Remained Peer
QUALCOMM Incorporated	Removed

Description of Fiscal 2015 Peer Group

•

Consists of semiconductor companies and other similarly-sized companies in the technology industry the ECC believed to be generally comparable to us in terms of revenue, EBITDA margin and market value.

Changes from Fiscal 2014 Peer Group

•	The ECC determined to remove Qualcomm Inc. due to concerns over its current size relative to that of us.

The Determination Process

After establishing our guiding principles and amending the peer group as outlined above, the ECC then determined the amount of each compensation element for the named executive officers in a two-step process, as follows:

Work Step	Description
1. Evaluate each element of compensation separately	Ensure that each component of compensation meets the desired objectives for that element (i.e., base salary, target annual incentive opportunity and equity awards).

2. Review the value of the total compensation package to ensure consistency and appropriateness	Ensure that:

•    In aggregate, the total value of the compensation package is reasonable when compared against the peer group; and

•    Compensation is consistent with market practices and all decisions are based on the judgment of the members of the ECC.

As a starting point, the ECC reviewed competitive compensation market data collected and analyzed by Mercer from the compensation peer group described above. The compensation data represented the most recently available data at the conclusion of calendar year 2013.

Key Elements of Compensation for Fiscal 2015

Fiscal 2015 Salaries

Following the year-end assessment of individual officer and company performance, a comparison of officer compensation relative to the peer group companies and consideration of shareholder feedback, the ECC decided that there would be no salary increase for Dr. Sutardja for fiscal 2015. Base salaries for Ms. Dai, Mr. Rashkin and Dr. Wu were adjusted to $560,000, $400,000 and $400,000, respectively, to reflect their new roles within the organization. The new salaries for Ms. Dai and Dr. Wu were effective April 1, 2014 consistent with effective dates for salary increases to the broader employee population. Mr. Rashkin’s new salary was effective

February 2, 2014. The increases occurred during fiscal 2015, in part, because no changes had been made to their salaries during fiscal 2014 when each was appointed as an executive officer.

The resulting fiscal 2015 named executive officer salaries were below the median (50th percentile) of peer company salary data (as available at the time that the ECC approved our fiscal 2015 compensation programs), except for Ms. Dai, who was above the median. Details about named executive officer compensation relative to the peer group companies are provided in the section “— Total Compensation Value and Competitive Positioning” below.

Executive	Fiscal 2015 Base Salary	Fiscal 2014 Base Salary		Fiscal 2015 % Increase
Dr. Sehat Sutardja	$850,000	$850,000		0.0%
Ms. Weili Dai	$560,000	$510,000		9.8%
Mr. Michael Rashkin	$400,000	$120,000	[1]	233.3%
Dr. Zining Wu	$400,000	$312,833		27.9%

(1)	Mr. Rashkin’s fiscal 2014 salary reflects his part-time role as interim CFO at the time the salary was determined, and was calculated as 75% of an equivalent full-time salary of $160,000.

Fiscal 2015 Annual Incentive Plan (Cash)

For the fiscal 2015 annual incentive plan the ECC established the following threshold, target and maximum amount of awards payable, expressed as a percentage of base salary, for each of our named executive officers:

	Fiscal 2015 Annual Incentive Opportunity Expressed as a Percentage of Base Salary[1]
Executive	Below Threshold	Threshold Performance	Target Performance	Maximum Performance
Dr. Sehat Sutardja	0%	97.5%	150%	300%
Ms. Weili Dai	0%	52.0%	80%	160%
Mr. Michael Rashkin	0%	32.5%	50%	100%
Dr. Zining Wu	0%	32.5%	50%	100%

(1)	Annual incentive payout is calculated using a straight line interpolation for performance between threshold and target or between target and maximum.

The fiscal 2015 annual incentive plan for our named executive officers was funded based on a combination of equally weighed revenue and modified non-GAAP operating income goals reflecting significant year-over-year growth targets. Growth in revenue and operating income are considered by the Board to be key drivers of the success of the company. The funding amount varied based on the achievement of goals at threshold, target and maximum levels. The funding formula was based on a pre-established, objective formula, and the fiscal 2015 incentive plan was intended to qualify under Section 162(m) of the Code.

Our actual fiscal 2015 performance was such that the revenue achieved was just below the target goal established by the ECC and the actual modified non-GAAP operating income achieved was just below the maximum goal established by the ECC.

The following table presents the revenue and modified non-GAAP operating income goals established by the ECC at threshold, target and maximum performance levels and actual fiscal 2015 performance for each of these metrics:

		Level of Performance Achievement (in millions)			Actual Fiscal 2015 Performance (in millions)
Performance Metric	Weighting	Threshold	Target	Maximum
Revenue	50%	$3,575	$3,745	$3,813	$3,707
Modified Non-GAAP Operating Income (1)	50%	$530	$558	$588	$585

(1)	For purposes of the 2015 annual incentive plan, non-GAAP operating income is defined as GAAP operating income less (i) share-based compensation (ii) amortization of acquisition-related intangible assets and acquisition-related costs, (iii) restructuring and other exit-related costs, and (iv) litigation settlement costs removed for non-GAAP purposes in our quarterly earnings releases, except with respect to the litigation with Carnegie Mellon University (the “CMU litigation”). Modified Non-GAAP operating income excludes amounts paid or accrued in respect of final judgments or settlements related to the CMU litigation, regardless of whether these amounts are excluded from Non-GAAP operating income in our quarterly earnings releases.

Based on the revenue and modified non-GAAP operating income growth achieved in fiscal 2015, the named executive officers received the following payouts under the fiscal 2015 annual incentive plan.

		Fiscal 2015 Target Incentive Opportunity (% of Base Salary)	Actual Fiscal 2015 Annual Incentive Payout (% of Target)
Executive	Fiscal 2015 Base Salary		Revenue Metric Payout (% of Target)	Non-GAAP Operating Income Metric Payout (% of Target)	Total Fiscal 2015 Annual Incentive Payout (% of Target)
Dr. Sehat Sutardja	$850,000	$1,275,000 (150%)	$608,972 (95.5%)	$1,209,430 (189.7%)	$1,818,402 (143%)
Ms. Weili Dai	$560,000	$448,000 (80%)	$213,976 (95.5%)	$424,960 (189.7%)	$638,936 (143%)
Mr. Michael Rashkin	$400,000	$200,000 (50%)	$ 95,525 (95.5%)	$189,714 (189.7%)	$285,239 (143%)
Dr. Zining Wu	$400,000	$200,000 (50%)	$ 95,525 (95.5%)	$189,714 (189.7%)	$285,239 (143%)

The ECC will continue to review non-equity incentive opportunities relative to the difficulty of plan goals and affordability of payouts relative to financial performance.

Other Fiscal 2015 Cash Bonus Awards

When the Company completed its fiscal year 2014 employee performance and compensation review in March and April 2014, the Company determined to allocate no funds for distribution to the Company’s vice presidents for service in fiscal year 2014 in order to maximize funds available for distribution to employees below the vice president level, and all such funds were distributed in April 2014.

Subsequently, based on the Company’s review of its financial results for the first quarter of fiscal year 2015, including cost savings achieved in that quarter, in May 2014 the Company created a budget for bonuses for employees at the vice president level who had been excluded from the fiscal year 2014 bonus program. The Company allocated bonuses to nonexecutive vice presidents in June 2014.

In connection with this process, the Company recognized that Mr. Rashkin and Mr. Wu would have been eligible for a bonus pursuant to this program but for the fact that they had been appointed as executive officers very late in fiscal year 2014 (December 2013 and January 2014, respectively). Subsequently, the Executive Compensation Committee approved payments to Messrs. Wu and Rashkin consistent with the bonuses allocated to nonexecutive vice presidents under this program, in the following amounts:

Executive	Cash Bonus
Mr. Michael Rashkin	$30,000
Dr. Zining Wu	$110,000

Fiscal 2015 Long-Term Incentive Awards (Equity)

Our executive compensation packages are designed to ensure that a substantial portion of compensation is linked to incentivizing and rewarding increases in our market capitalization as a result of sustained share price growth. For fiscal 2015 and in response to shareholder feedback, the ECC decided to accomplish this objective by granting equity awards to named executive officers as follows:

•

75% as performance-based RSUs and performance awards with equal potential vesting tranches on April 1, 2015 and April 1, 2016, subject to the achievement of pre-determined fiscal 2015 and fiscal 2016 company performance and individual performance goals; and

•	25% as stock options with equal vesting on each of April 1, 2017 and April 1, 2018.

Each of the foregoing stock options, performance-based RSUs and performance awards were made pursuant to the 1995 Stock Plan. The performance-based RSUs and performance awards were granted on April 29, 2014, and stock option awards were granted on June 16, 2014. The exercise price of each stock option award was equal to $14.59, the closing price of our common shares as reported on the NASDAQ Global Select Market on June 16, 2014.

The tables below provide the number of shares underlying the equity awards described above.

	Performance-based RSUs and Performance Awards at Target Performance Levels		Stock Options
Executive	Number	Grant Date Fair Value	Number	Grant Date Fair Value	Total Value
Dr. Sehat Sutardja	357,000	$5,537,784	372,000	$1,480,374	$7,018,158
Ms. Weili Dai	200,000	$3,102,400	200,000	$795,900	$3,898,300
Mr. Michael Rashkin	100,000	$1,551,200	100,000	$397,950	$1,949,150
Dr. Zining Wu	100,000	$1,551,200	100,000	$397,950	$1,949,150

Assumptions used in valuing the stock option grants included:

Methodology	Black-Scholes
Grant Date	June 16, 2014
Exercise Price/FMV	$14.59
Volatility	33.77%
Expected Term	4.98 years
Dividend Yield	1.58%
Valuation	$3.98
Valuation of 372,000 Options	$1,480,374

The ECC established the following performance metrics, weightings and individual strategic goals for the performance based RSUs and performance awards described above:

	FY2015 Goals			FY2016 Goals
Performance Metrics	Threshold	Target	Max	Threshold	Target	Max
Revenue	$3,575M	$3,745M	$3,813M	$3,754M	$3,932M	$4,004M
Modified Non-GAAP Operating Income	$530M	$558M	$588M	$557M	$586M	$618M

	Weighting of Performance Metrics by NEO
	Revenue	Modified Non-GAAP Operating Income	Individual Strategic Goals
Dr. Sehat Sutardja	33%	33%	33%
Ms. Weili Dai	33%	33%	33%
Mr. Michael Rashkin	20%	40%	40%
Dr. Zining Wu	15%	15%	70%

The Individual Strategic Goals identified for each executive officer included a mix of financial and operational, quantitative and qualitative factors. For fiscal 2015 these included but were not limited to: execution of the strategic plan; cost management, expense and pricing related goals; product development goals. The strategic goals and weightings approved by the Committee were tailored to the specific roles and responsibilities of each named executive officer. Vesting of the portion of performance awards subject to Individual Strategic Goals is subject to achievement of a company financial performance “gate” requiring attainment of the “Threshold” goal for either of the Revenue or Modified Non-GAAP Operating Income performance metrics described above. Achievement of the “gate” allows for vesting of all shares under this portion of the performance awards, but subject to the ECC applying negative discretion based on actual achievement of individual strategic goals to determine the number of shares that shall vest in respect of the performance award for each named executive officer.

Total Compensation Value and Competitive Positioning

The ECC positioned the fiscal 2015 named executive officer compensation packages to be consistent with the compensation philosophy and compensation principles discussed above. The table below presents the resulting positioning of fiscal 2015 compensation for our named executive officers:

(i) As a percentage of the median (50th percentile) of competitive compensation data collected for the 2015 peer group companies; and

(ii) As a percentile rank relative to competitive compensation data collected for the 2015 peer group companies.

The value attributed to the equity awards is equal to the accounting grant date fair value of the awards. The named executive officer competitive compensation positioning is relative to publicly disclosed compensation information for the 2015 peer group companies as available at the time that the ECC approved our fiscal 2015 compensation programs, and therefore reflects historical not current year compensation. For purposes of the table below, “AIP” means Annual Incentive Plan, “LTI” means Long-Term Incentive.

		As a Percentage of Median of 2015 Peer Group Companies				Percentile Rank Relative to 2015 Peer Group Companies
Pay Element	Performance Assumption	Dr. Sutardja	Ms. W. Dai	Mr. M. Rashkin	Dr. Z. Wu	Dr. Sutardja		Ms. W. Dai		Mr. M. Rashkin		Dr. Z. Wu
Salary	—	92%	109%	78%	84%	41	%ile	72	%ile	<25	%ile	<25	%ile
Total Cash Compensation (Salary + AIP)	Target AIP Payout	91%	93%	58%	65%	>75	%ile	40	%ile	<25	%ile	<25	%ile
Total Cash Compensation (Salary + AIP)	Maximum AIP Payout	146%	135%	77%	86%	>75	%ile	>75	%ile	<25	%ile	27	%ile
Total Direct Compensation (Salary + AIP + LTI)	Target AIP & LTI Payout	98%	160%	102%	104%	49	%ile	>75	%ile	64	%ile	55	%ile
Total Direct Compensation (Salary + AIP + LTI)	Maximum AIP & LTI Payout	112%	174%	110%	112%	55	%ile	>75	%ile	66	%ile	57	%ile

Outstanding Performance Based Equity Awards

In fiscal 2012, performance based equity awards were granted in the form of stock options with vesting contingent on the achievement of a stringent average stock price hurdle described in more detail below. In fiscal 2013, no performance based equity awards were granted. In fiscal 2014, Ms. Dai received a performance based equity award which is no longer outstanding. In fiscal 2015, all named executive officers received performance based equity awards in the form of RSUs and performance awards.

The table below provides detailed information regarding outstanding performance based equity awards granted to each named executive officer, including vesting conditions and number of shares vesting based on fiscal 2015 performance.

Executive	Fiscal Year of Grant	Total Number of Shares (options or RSUs/ Performance Awards) Granted in Grant Year (#)	Number of Shares That Could Vest at Target Performance For Fiscal 2015 Performance Period (#)	Performance Measure	Actual Number of Shares Vested For Fiscal 2015 Performance Period (#)
Dr. Sehat Sutardja	2015	357,000 (RSUs and performance awards)	178,500	Revenue / Modified non-GAAP Operating Income / Strategic Objectives[1]	229,217
	2012	1,400,000 (options)	1,400,000	Share Price[2]	0
Ms. Weili Dai	2015	200,000 (RSUs and performance awards)	100,000	Revenue / Modified non-GAAP Operating Income / Strategic Objectives[1]	127,912
	2012	360,000 (options)	360,000	Share Price[2]	0
Mr. Michael Rashkin	2015	100,000 (RSUs and performance awards)	50,000	Revenue / Modified non-GAAP Operating Income / Strategic Objectives[1]	67,194
Dr. Zining Wu	2015	100,000 (RSUs and performance awards)	50,000	Revenue / Modified non-GAAP Operating Income / Strategic Objectives[1]	53,678
	2012	50,000 (options)	50,000	Share Price[2]	0

1.	Performance goals disclosed in detail in the section “Fiscal 2015 Long-Term Incentive Awards”
2.	Performance based stock options have a ten-year term and vest contingent on the achievement of a stringent average stock price hurdle before April 29, 2016. If the closing price of our common shares as reported by the NASDAQ Global Select Market equals or exceeds an average of $24.70 for a period of 200 consecutive trading days prior to the 5th anniversary of the date of grant (the “Trigger Event”), then 100% of the shares subject to the stock option will vest on the date of the Trigger Event, subject to continued service through both the date of the Trigger Event and April 1, 2013. Each of the performance-based stock options will immediately expire if the Trigger Event does not occur prior to the 5th anniversary of the date of grant

Actual Performance Achievement and Awards Vested

Following the end of fiscal 2015, the ECC measured the performance criteria associated with each named executive officer’s respective performance based equity grants and the ECC determined the number of awards that would vest during the fiscal 2015 performance period for each grant.

•	The share price Trigger Event for the performance based stock options granted in fiscal 2012 was not met;

•

Achievement of revenue, modified non-GAAP operating income and strategic objectives resulted in vesting of an above target number of performance based RSUs and performance awards during fiscal 2015 and subject to vesting based on fiscal 2015 performance. Specific performance achievement and number of shares that vested are disclosed in the tables below:

	FY2015 Goals			Actual FY2015 Performance
Performance Metrics	Threshold	Target	Max
Revenue	$3,575 M	$3,745 M	$3,813 M	$3,707 M
Modified Non-GAAP Operating Income	$530 M	$558 M	$588 M	$585 M
Strategic Goals	Financial Gate attained. Negative discretion applied to determine award payout by individual

	Performance-based RSUs and Performance Awards Vested Based on FY2015 Performance (% of Target Award)			Total Performance-based RSUs and Performance Awards Vested (% of Target Award)
	Vested Based on Revenue Metric	Vested Based on Operating Income Metric	Vested Based on Individual Strategic Goals
Dr. Sehat Sutardja	56,837 (95.5%)	112,880 (189.7%)	59,500 (100%)	229,217 (128.4%)
Ms. Weili Dai	31,841 (95.5%)	63,237 (189.7%)	32,834 (98.5%)	127,912 (127.9%)
Mr. Michael Rashkin	9,552 (95.5%)	37,942 (189.7%)	19,700 (98.5%)	67,194 (134.4%)
Dr. Zining Wu	7,164 (95.5%)	14,228 (189.7%)	32,286 (92.2%)	53,678 (107.4%)

Benefits

Our named executive officers are eligible to participate in our life, health and welfare benefit programs and our tax-qualified Section 401(k) plan. They participate in these plans on the same terms and conditions as our other salaried employees. Beginning in January 2011, employees’ contributions to the Section 401(k) plan are matched dollar for dollar up to a maximum of $500 for each quarter of the calendar year.

We also offer all employees, including our named executive officers, the ability to purchase our common shares at a discount under our 2000 Employee Stock Purchase Plan, as amended and restated (the “ESPP”). Employees who own more than 5% of our stock may not participate in the ESPP. As a result, Dr. Sutardja and Ms. Dai are not eligible to participate in the ESPP. Named executive officers did not receive any material employee benefits or perquisites in fiscal 2015 other than the employee benefits and perquisites provided to all employees and the one described in the paragraph below.

The ECC has approved a formal policy for personal use of Marvell’s corporate jet. This policy permits personal use of our corporate jet only by Dr. Sutardja, as our CEO. Dr. Sutardja may use our jet for three personal round trip flights annually. Any additional personal use of our corporate jet by Dr. Sutardja requires the approval of the ECC. For purposes of the three round trip limitation, a multi-stop trip will be considered one round trip flight. Dr. Sutardja may be accompanied by his family and friends and any persons involved in a charitable interest of Dr. Sutardja or he may permit any of these people to use the jet in his place within the guidelines. During fiscal 2015, Dr. Sutardja did not make use of the jet for any personal flights. We disposed of our corporate jet in March 2015.

Risk Considerations

During fiscal 2015, the ECC requested of Mercer, and later discussed with management, an assessment of our compensation programs for (i) the named executive officers, (ii) the broad-based employee population and (iii) the sales professionals. The purpose of the review was to determine whether such programs might encourage inappropriate risk taking that could result in a material adverse effect. Mercer, with the help of our management, reviewed these programs considering:

•	Pay mix;

•	Caps on incentive pay;

•	Performance measures;

•	Funding mechanisms; and

•	Plan governance.

The annual risk assessment specifically noted that:

•	Our emphasis on performance based long-term incentives for named executive officers, as described above, minimizes large windfalls based on short-term performance;

•	Stock options granted to named executive officers do not begin vesting for two years, rewarding long-term growth in shareholder value not short-term results;

•	Performance based RSUs and other performance awards reward a balance of internal (company financial and strategic goals) and external (stock price) performance;

•	Annual incentives are paid pursuant to fixed, pre-established financial and strategic objectives, consistent with the requirements of Section 162(m) of the Code;

•

Dr. Sutardja and Ms. Dai collectively owned approximately 13% of our outstanding common shares as of April 1, 2015. This strongly aligns the financial interests of the two executives with that of shareholders. We have executive stock ownership guidelines that apply to all named executive officers and, in general, strong corporate governance features that provide protection against possible windfall payouts to the named executive officers;

•

No material changes were made for fiscal 2015 to the broad-based annual incentive plan. The plan continues to provide safeguards designed to prevent inappropriate risk taking. The broad-based incentive plan contains both an overall plan funding cap and individual award caps thus mitigating the opportunity for windfall payouts. Multiple metrics impacting plan funding and an allocation process requiring multiple levels of approval mitigates the ability to impact short-term results by excessive risk taking.

•

Changes were made to our sales incentive plan for fiscal 2015, Risk mitigating features such as a mix of performance metrics and reasonable pay opportunities were retained from the prior plan, and individual award caps were introduced which further helps avoid any concerns of incentivizing excessive risk taking; and

•

Broad-based employee equity awards for fiscal 2015 consisted of a fixed mix of stock options and RSUs that varied by level (no equity choice). The most senior levels of employees received RSUs with performance based vesting criteria but all other equity awards are subject to service based vesting only. Equity awards are broadly used to align employees to long-term company value creation and to provide retention through vesting of equity over time. The broad-based equity award levels, vehicles and vesting conditions do not encourage inappropriate risk-taking.

Based on such assessment, the ECC concluded that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on us.

Factors Considered in Determining Executive Compensation

Employment Agreements

We do not have any employment, change-in-control, or severance agreements or arrangements with any of our named executive officers. This enables us to terminate their employment with flexibility as to the terms of any severance arrangement.

Other Considerations

Equity Grant Practices

Our board of directors has adopted a policy with respect to our stock option grant practices. Our current policy covers, among other things, the following:

All stock option grants must have an exercise price per share no less than the per share fair market value of our common shares on the date of grant, as determined under the appropriate U.S. financial accounting rules and the applicable rules and regulations under the U.S. securities laws.

The ECC or a subcommittee thereof has the authority to approve equity grants to employees, provided that only the ECC (and not a subcommittee) may approve equity grants to our executive officers.

Equity grants to newly hired employees are made monthly during regularly scheduled ECC or subcommittee meetings. An equity award proposal is generally prepared for consideration by the second month following the month of the new employees’ date of hire. These awards may only be made by the ECC or a subcommittee of the ECC, and are typically based upon the recommendation of the CEO. It is our policy for equity grants to newly hired employees to vest over five years.

Annual focal equity grants to employees are generally made after the annual performance review process is completed and are scheduled to be made no later than the last Friday of our fiscal month in April in each calendar year, provided that such grants shall not be made during any period of time commencing with the last day of a fiscal quarter and ending with the first full trading day following our earnings release for such quarter. If focal awards have not been granted by the last Friday of the fiscal month of April, then focal awards are to be granted during an ‘open window’ as set forth in our insider trading policy. Other than with respect to annual focal equity grants, grants to named executive officers must be made during an ‘open window.’

Management regularly reviews share usage (run rate), potential dilution and total cost of equity grants with the ECC, relative to internal and external benchmarks, to ensure that share usage is carefully and appropriately managed. The table below shows the company run rate for the three most recent fiscal years (all number of shares granted are in thousands):

	Share-Based Run Rate (All Stock Options and RSUs Granted)		Stock Option Equivalent Based Run Rate (2:1 Stock Option to Full Value Share Conversion)
Fiscal Year	# Granted	% Average Common Shares Outstanding	# Stock Option Equivalents	% Average Common Shares Outstanding
2015	13,176	2.59%	19,986	3.88%
2014	22,750	4.53%	26,578	5.29%
2013	14,411	2.60%	21,781	3.92%

Policy Concerning Recoupment of CEO and CFO Bonuses Following Restatements

In the event of a restatement of our financial results, where a bonus was paid to the CEO and/or the CFO based on financial results that were subject to the restatement and there is finding by a majority of the disinterested members of our board of directors at the time of the restatement that the restatement was due, in whole or in part, to the gross recklessness or intentional misconduct of either the CEO or CFO, respectively, our board of directors shall review all such bonuses for the period(s) in which the results were restated. If such bonuses would have been lower had they been calculated based on the restated results, our board of directors will, to the extent permitted under applicable law, seek to recoup for the benefit to us of all such bonuses paid to the CEO and/or CFO, as applicable. This policy shall apply in addition to any right of recoupment against the CEO and the CFO under Section 304 of the Sarbanes-Oxley Act of 2002.

Stock Ownership Guidelines for Executive Officers

Our board of directors has established equity ownership guidelines for our executive officers designed to encourage long-term stock ownership and more closely link their interests with those of our other shareholders. These guidelines were amended in March 2012 to provide that, within a five-year period, executive officers should have actual ownership of common shares equal in value to (i) six times the annual base salary for the CEO and (ii) two times their respective annual base salary for the other named executive officers. Our board of directors reviews progress against these guidelines annually and updates them as appropriate. Each of our currently employed named executive officers has either satisfied these ownership guidelines or has time remaining to do so as of April 30, 2015.

Role of Consultants

The ECC engages executive compensation consulting firms to provide advice and market data relating to executive compensation. Such compensation consulting firms serve at the discretion of the ECC. In fiscal 2015, the ECC engaged Mercer. Mercer serves at the discretion of the ECC to provide analysis, advice and guidance with respect to compensation.

During fiscal 2013, the Securities and Exchange Commission issued new rules under the Dodd-Frank Act concerning compensation consultant independence. Under these rules the ECC must determine whether any work completed by a compensation consultant raised any conflict of interest after taking into account six independence-related factors. For fiscal 2015, the ECC has reviewed these six factors in their totality as they apply to Mercer and determined that no conflict of interest exists. For additional information regarding the role of Mercer, please see the section entitled “Role of Compensation Consultants” on page 19 of the Proxy Statement.

Tax Considerations

Generally, Section 162(m) of the Code (“Section 162(m)”) disallows a tax deduction to publicly-held corporations for compensation paid to certain of their executive officers to the extent such compensation exceeds $1.0 million per covered officer in any year. This limitation does not apply to compensation that is considered “qualified performance-based compensation” for purposes of Section 162(m), which definition allows for certain types of performance-based compensation to be excluded from the $1.0 million deduction limit if specific requirements are met. We have determined that, for fiscal 2015, the compensation earned by each of our named executive officers is deductible by us under Section 162(m).

The ECC considers the impact of Section 162(m) when designing our short-term and long-term incentive compensation programs so that awards may be granted under these programs in a manner that qualifies them as “performance-based compensation” for purposes of Section 162(m). We believe that in establishing these programs for our executive officers, however, the potential tax deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. We believe it is important to maintain cash and equity incentive compensation at the levels and with the design features needed to attract and retain the executive officers essential to our success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation. Accordingly, the ECC may grant awards under which payments may not be deductible under Section 162(m) when the ECC determines that such non-deductible arrangements are otherwise in the best interests of the company and in furtherance of the stated objectives for our executive compensation program.

Section 409A of the Code (“Section 409A”) imposes taxes in the event that an employee, including a named executive officer, receives “deferred compensation” that does not satisfy the requirements of Section 409A. Although we do not maintain a traditional nonqualified deferred compensation plan, Section 409A applies to certain severance arrangements and equity awards. Consequently, to assist our employees in avoiding the taxes imposed by Section 409A, we have structured our equity awards in a manner intended to either avoid the application of Section 409A or, to the extent doing so is not possible, comply with the applicable Section 409A requirements.

Accounting Considerations

We are required to estimate and record an expense for each equity award over its vesting period. The ECC reviews the effect of the compensation expense under FASB ASC Topic 718 for equity compensation to the named executive officers.

Insider Trading/Anti-Hedging

All employees, officers and directors of, and consultants and contractors to, us or any of our subsidiaries are subject to our Insider Trading Prohibition Policy and Guidelines. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the work-place and the misuse of material nonpublic information in securities trading. The policy also includes specific anti-hedging provisions.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows. Even during a trading window period, certain identified insiders, which include the named executive officers and directors, must comply with our designated pre-clearance policy prior to trading in our securities. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities or in trading market exchanged “derivative securities” tied to our securities.

In April 2008, our board of directors amended our insider trading policy to permit Rule 10b5-1 trading plans. None of our named executive officers had a Rule 10b5-1 plan in effect at April 1, 2015.

Key Fiscal 2016 Compensation Program Decisions

For fiscal 2016, the ECC determined to retain many elements of the fiscal 2015 named executive officer compensation program that already promote strong pay for performance alignment, such as the overall compensation philosophy, the use of company financial and a strong weighting on equity awards with performance contingent vesting. However, the ECC determined to make some program changes for fiscal 2016 to ensure ongoing appropriateness and to continue in its efforts to improve the named executive officer compensation program and ensure appropriate pay-for-performance.

Specifically the ECC made the following changes for fiscal 2016:

•	Peer group changes intended to maintain the continued appropriateness and robustness of the executive officer compensation peer group;

•	Base salary increases to reflect the ECC’s assessment of the performance and contributions of each executive officer;

•	The addition of individual strategic objectives into the annual incentive plan to reflect the importance of fiscal 2016 strategic goals; and

•

The introduction of a relative total shareholder return performance measurement for 50% of the performance-based vesting stock awards, providing a balance of internal and external performance perspectives in the long term incentive program.

Fiscal 2016 Peer Group Revisions

During fiscal 2015 one of the peer companies, LSI Corporation, was acquired resulting in a 9 remaining peer organizations. In order to maintain a robust ongoing comparator group the ECC reviewed a list of potential additional peer companies (companies of similar revenue size, industry segment and/or talent competitors) as identified by Mercer and made the decision to add three new peer companies for fiscal 2016. The ECC utilized competitive market compensation data based on the practices of the revised peer group, presented below, to guide fiscal 2016 pay decisions.

Peer Group for Fiscal 2016

Company	Status for Fiscal 2016 Peer Group
Adobe Systems Incorporated	Remained Peer
Advanced Micro Devices, Inc.	Remained Peer
Altera Corporation	Remained Peer
Analog Devices, Inc.	Remained Peer
Broadcom Corporation	Remained Peer
Juniper Networks Inc.	Remained Peer
NetApp, Inc.	Remained Peer
NVIDIA Corporation	Remained Peer
Xilinx, Inc.	Remained Peer
Cadence Design Systems Inc.	Added
Freescale Semiconductor Ltd.	Added
Synopsys Inc.	Added
LSI Corporation	Removed

Description of Fiscal 2016 Peer Group

•

Consists of semiconductor companies and other similarly-sized companies in the technology industry the ECC believed to be generally comparable to us in terms of revenue, EBITDA margin, market value and/or that Marvell competes with for executive talent.

Changes from Fiscal 2015 Peer Group

•	LSI Corporation was removed from the peer group because it was acquired by Avago Technologies

•

Cadence Design Systems Inc., Freescale Semiconductor Ltd., and Synopsys Inc. were added due to concerns over the number of peer companies and the resulting robustness of the comparator group for benchmarking purposes

The ECC acknowledges that the peer group should continue to evolve in tandem with Marvell’s evolving size, performance, and business strategy. As a result, the ECC will continue monitoring the peer group to ensure that peers are similar in terms of revenue, industry segment and/or competition for talent.

Fiscal 2016 Salaries

Following the year-end assessment of officer and company performance, a study of officer compensation relative to the peer companies and a review of shareholder feedback, the ECC decided that it was appropriate to make adjustments to the executive officer salaries for fiscal 2016

Executive	Fiscal 2016 Base Salary	Fiscal 2015 Base Salary	Fiscal 2016 % Increase
Dr. Sehat Sutardja	$980,000	$850,000	15.3%
Ms. Weili Dai	$650,000	$560,000	16.1%
Mr. Michael Rashkin	$410,000	$400,000	2.5%
Dr. Zining Wu	$435,000	$400,000	8.8%

Fiscal 2016 Annual Incentive Plan

Similar to the fiscal 2015 plan, the fiscal 2016 annual incentive plan for executive officers incorporates achievement of revenue and modified non-GAAP operating income goals. However, the fiscal 2016 plan also incorporates a portion funded based on achievement of individual strategic objectives. The fiscal 2016 incentive plan is intended to qualify under Section 162(m).

The target and maximum amount of awards payable for each of our named executive officers is set forth in the table below:

Executive	Fiscal 2016 Base Salary	Target Annual Incentive Opportunity	Maximum Annual Incentive Opportunity
Dr. Sehat Sutardja	$980,000	$1,102,500 (112.5% of Base Salary)	$1,984,500 (202.5% of Base Salary)
Ms. Weili Dai	$650,000	$390,000 (60% of Base Salary)	$702,000 (108.0% of Base Salary)
Mr. Michael Rashkin	$410,000	$153,750 (37.5% of Base Salary)	$276,750 (67.5% of Base Salary)
Dr. Zining Wu	$435,000	$163,125 (37.5% of Base Salary)	$293,625 (67.5% of Base Salary)

Fiscal 2016 Long-Term Incentive Awards

Marvell’s compensation packages are designed to ensure that a substantial portion of named executive officer compensation is linked to incentivizing and rewarding the increase of our market capitalization through sustained company performance and share price growth. For fiscal 2016, in consideration of shareholder feedback and an assessment of market practices, the ECC currently intends to keep the same mix of performance-contingent equity awards and stock options as fiscal 2015 but to introduce relative total shareholder return (TSR) performance measurement in addition to company goals:

•	75% as performance-based RSUs and performance awards, split evenly between

•	A portion vesting on April 1, 2016 subject to achievement of fiscal 2016 company revenue, modified non-GAAP operating income and strategic goals; and

•	A portion vesting on April 1, 2017 based on TSR performance relative to the constituents of the PHLX Semiconductor Sector index (SOX) during the 2 year period covering fiscal 2016 and fiscal 2017

•	25% as stock options with equal vesting on each of April 1, 2018 and April 1, 2019

Each of the stock option, performance-based RSUs and performance awards are to be made pursuant to the 1995 Stock Plan.

Other Fiscal 2016 Compensation Arrangements

In December 2006, in connection with a review by a special committee of our board of directors relating to our historical stock option practices and related accounting matters, we reformed certain outstanding option agreements for option grants previously awarded to our executive officers at the time by the former members of the ECC. These outstanding option agreements were for option grants (i) determined to have measurement dates for accounting purposes different from the recorded grant dates and (ii) where the fair market values of our common shares on the determined measurement dates were higher than those on the corresponding recorded grant dates. Pursuant to the reformed option agreements, the parties corrected the exercise price for each affected grant still outstanding to that which would have been applicable had the grant been made using the applicable determined measurement date. To the extent that such an option already had been exercised, each applicable executive remitted to us the full amount of the difference between the exercise prices of the options as granted and the fair market values of the underlying common shares on the determined measurement dates.

However, in connection with the exercise in January 2006 of one such option grant to our Chief Executive Officer, Dr. Sutardja, the Internal Revenue Service and the California Franchise Tax Board determined that penalty taxes pursuant to Section 409A of the Code (“Federal Tax Code”) and California Revenue and Taxation Code Section 17501 (“California Tax Code” and, together with the Federal Tax Code, the “Tax Codes”) applied. This determination was made despite the fact that (a) the relevant option agreement had been subsequently reformed to correct the exercise price for the affected grant to that which would have been applicable had the grant been made using the determined measurement date and (b) to the extent that option had been exercised,

Dr. Sutardja had remitted to us the full amount of the difference between the exercise price of the option as granted and the fair market values of the underlying common shares on the determined measurement date. On March 2, 2011, our board of directors authorized, based on the recommendation of the Nominating and Governance Committee, the indemnification of Dr. Sutardja for reasonable fees and expenses that he may incur in a legal challenge of the determination that penalty taxes applied, based on the board’s finding that Dr. Sutardja was not involved in setting the terms of the relevant options and that we had in 2007 taken responsibility for and paid the penalty taxes under the Tax Codes that were incurred by other similarly situated Marvell employees who had exercised options in 2006.

On February 27, 2013, the U.S. Court of Federal Claims ruled against Dr. Sutardja and determined that the Tax Codes applied to the exercise of the relevant option grant. After discussing and evaluating at several meetings the alternatives to a continuing legal challenge of the court’s determination, the likelihood of success of further appeal by Dr. Sutardja and the potential negative impact on the Company of a continuation of the case regardless of the outcome, on February 25, 2015 the Executive Compensation Committee (comprised solely of board members who were not part of the Executive Compensation Committee that approved the relevant option grant to Dr. Sutardja) determined to provide Dr. Sutardja with relief from the financial effects of the penalty taxes, consistent with the relief provided to other similarly-situated Marvell employees in 2007. Accordingly, the ECC approved a one-time cash payment to Dr. Sutardja equal to the amount of his penalty taxes owed under the Tax Codes, plus accrued interest owed with respect to such liabilities, all grossed-up for income taxes that will be owed by Dr. Sutardja on receipt of such cash payment. We estimate that the total amount of this one-time payment will be approximately $15.4 million.

Compensation Committee Report

The information contained in the Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the company specifically incorporates the information by reference in such filing.

The ECC for fiscal 2015 consisted of the following members: Dr. Gromer (Chairman), Dr. Kassakian, Mr. Krueger and Dr. Thakur.

The ECC has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the ECC has recommended to our board of directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2015 and this proxy statement.

Respectfully submitted by the members of the ECC of our board of directors:

Dr. Juergen Gromer, Chairman

Mr. Arturo Krueger

Dr. John G. Kassakian

Dr. Randhir Thakur

Summary Compensation Table for Fiscal 2015, 2014 and 2013

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Dr. Sehat Sutardja	2015	850,000	—		5,537,784	1,480,374	1,818,402	—	1,890	(5)	9,688,450
Chief Executive Officer	2014	850,000	—		2,104,000	5,112,450	—	—	1,603		8,068,053
	2013	841,346	—		3,040,000	8,751,750	—	—	1,517		12,634,613

Weili Dai	2015	551,154	—		3,102,400	795,900	638,936	—	1,890	(6)	5,090,280
President	2014	510,000	—		1,683,200	1,533,735	—	—	1,603		3,728,538

Michael Rashkin	2015	394,618	30,000	(7)	1,551,200	397,950	285,239	—	2,000	(8)	2,661,007
Chief Financial Officer	2014	120,000	—		—	—	—	—	2,000		122,000

Dr. Zining Wu	2015	384,578	110,000	(7)	1,551,200	397,950	285,239	—	102,233	(9)	2,831,200
Chief Technology Officer	2014	307,911	—		168,320	408,996	—	—	47,135		932,362

(1)	The dollar value of RSUs and performance awards shown represents the grant date fair value calculated on the basis of the fair market value of the underlying common shares on the grant date in accordance with FASB ASC Topic 718 and without any adjustment for estimated forfeitures. The actual value that an executive will realize on each RSU award and performance award will depend on the price per share of our common shares at the time shares underlying the RSUs and performance awards are sold. There can be no assurance that the actual value realized by an executive will be at or near the grant date fair value of the RSUs or performance awards awarded.
(2)	The dollar value of the options shown represents the estimated grant date fair value determined in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model, with no adjustment for estimated forfeitures. For a discussion of valuation assumptions used in the calculations, see Note 12 of Notes to Consolidated Financial Statements in Part I, Item 8 of our Annual Report Form 10-K for fiscal 2015. The actual value, if any, that an executive may realize on each option will depend on the excess of the stock price over the exercise price on the date the option is exercised and the shares underlying such option are sold. There is no assurance that the actual value realized by an executive will be at or near the value estimated by the Black-Scholes model.
(3)	Companies make different assumptions regarding the volatility input when determining the estimated grant date fair value of stock option awards in accordance with FASB ASC Topic 718. We use a blended volatility that is an equally weighted combination of historical stock price volatility and implied volatility in our financial statements. The implied volatility is derived from traded options on our stock in the marketplace and the historical volatility is based on the actual historical changes in our stock price over an extended period of time prior to the grant. Because many companies use only an implied volatility, which is based on the level of volatility assumed in the market prices of freely traded options as of the date of grant, we believe it is useful to provide investors with what the value of stock option awards would be had we used only implied volatility as an input for comparative purposes. The following table presents the grant date fair value of our stock option awards in fiscal 2015 assuming an implied volatility of 31% (compared to a blended implied and historical volatility of 34%), the grant date fair value of our stock option awards in fiscal 2014 assuming an implied volatility of 41% (compared to a blended implied and historical volatility of 45%) and the grant date fair value of our stock option awards in fiscal 2013 assuming an implied volatility of 37% (compared to a blended implied and historical volatility of 44%).

Named Executive Officer	Fiscal Year	Option Awards Calculation Using Blended Volatility ($)	Option Awards Calculation Using Implied Volatility ($)	(Decrease) to Total Compensation Using Implied Volatility ($)
Dr. Sehat Sutardja	2015	1,480,374	1,354,936	(125,438)
Dr. Sehat Sutardja	2014	5,112,450	4,627,350	(485,100)
Dr. Sehat Sutardja	2013	8,751,750	7,581,000	(1,170,750)
Weili Dai	2015	795,900	728,460	(67,440)
Weili Dai	2014	1,533,735	1,388,205	(145,530)
Michael Rashkin	2015	397,950	364,230	(33,720)
Zining Wu	2015	397,950	364,230	(33,720)
Zining Wu	2014	408,996	370,188	(38,808)

(4)	The amounts shown in this column represent annual cash incentive awards earned by the named executive officers under our fiscal 2015 annual incentive plan, which is intended to qualify as performance-based compensation under Section 162(m). Further information regarding the fiscal 2015 awards is included in the section entitled “Elements of Executive Compensation for Fiscal 2015-Fiscal 2015 Annual Incentive Plan Cash” in the Compensation Discussion and Analysis above.
(5)	This amount includes premium for basic life insurance of 2.5 times annual salary up to $1,000,000 in the amount of $1,890.
(6)	This amount includes premium for basic life insurance of 2.5 times annual salary up to $1,000,000 in the amount of $1,890.
(7)

Represents payment in connection with a bonus program developed in the second quarter of fiscal year 2015 for certain of the Company’s vice presidents who had received no bonus for service in fiscal year 2014. When the Company completed its fiscal year 2014 employee performance and compensation review in March and April 2014, the Company determined to allocate no funds for distribution to the Company’s vice presidents for service in fiscal year 2014 in order to maximize funds available for distribution to employees below the vice president level, and all such funds were distributed in April 2014. Subsequently, based on the Company’s review of its financial results for the first quarter of fiscal year 2015, including cost savings achieved in that quarter, in May 2014 the Company created a budget for bonuses for employees at the vice president level who had been excluded from the fiscal year 2014 bonus program. The Company allocated bonuses to nonexecutive vice presidents in June 2014. In connection with this process, the Company recognized that Mr. Rashkin and Mr. Wu would have been eligible for a bonus pursuant to this program but for the fact that they had been appointed as executive officers very late in fiscal year 2014 (December 2013 and January 2014, respectively). Subsequently, the Executive Compensation Committee approved payments to Messrs. Wu and Rashkin consistent with the bonuses allocated to nonexecutive vice presidents under this program.
(8)	This amount represents matching contributions to 401(k) of $2,000.
(9)	This amount includes premium for basic life insurance of 2.5 times annual salary up to $1,000,000 in the amount of $791, a 401(k) match of $2,000, cash out of accrued vacation of $7,692, and payments under our non-executive patent award program to Dr. Wu prior to his appointment as an executive officer of $91,750.

Grants of Plan-Based Awards in Fiscal 2015

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)(4)
		Threshold($)	Target($)	Maximum($)	Threshold(#)	Target(#)	Maximum(#)
Dr. Sehat Sutardja	04/29/2014	—	—	—	154,700	238,000	476,000	—	—	—	3,691,856
	04/29/2014	—	—	—	0	119,000	238,000	—	—	—	1,845,928
	06/16/2014	—	—	—	—	—	—	—	372,000	14.59	1,480,374
		828,750	1,275,000	2,550,000	—	—	—	—	—	—	—

Weili Dai	04/29/2014	—	—	—	86,666	133,332	266,664	—	—	—	2,068,246
	04/29/2014	—	—	—	0	66,668	133,336	—	—	—	1,034,154
	06/16/2014	—	—	—	—	—	—	—	200,000	14.59	795,900
		291,200	448,000	896,000	—	—	—	—	—	—	—

Michael Rashkin	04/29/2014	—	—	—	36,000	60,000	120,000	—	—	—	930,720
	04/29/2014	—	—	—	0	40,000	80,000	—	—	—	620,480
	06/16/2014	—	—	—	—	—	—	—	100,000	14.59	397,950
		130,000	200,000	400,000	—	—	—	—	—	—	—

Zining Wu	04/29/2014	—	—	—	19,500	30,000	60,000	—	—	—	465,360
	04/29/2014	—	—	—	0	70,000	140,000	—	—	—	1,085,840
	06/16/2014	—	—	—	—	—	—	—	100,000	14.59	397,950
		130,000	200,000	400,000	—	—	—	—	—	—	—

(1)	The amounts represent the threshold, target and maximum dollar payouts under our Executive Incentive Performance Plan for fiscal 2015. There is no payout below threshold performance. Payments under this plan are intended to qualify as performance-based compensation under Section 162(m). Further information regarding this plan is included in the section entitled “Elements of Executive Compensation-Fiscal 2015 Annual Incentive Plan Cash” in the Compensation Discussion and Analysis above.
(2)	Amounts shown represent options issued under the 1995 Stock Plan that will, in general, vest and become exercisable in two equal annual installments upon the named executive officer’s completion of each year of service on the third and fourth anniversary, measured from April 1, 2014. The options have a term of 10 years from the date of grant.
(3)	The dollar value of stock awards shown represents the grant date fair value calculated on the basis of the fair market value of the underlying common shares on the grant date in accordance with FASB ASC Topic 718 and without any adjustment for estimated forfeitures. The actual value that an executive will realize on each stock award will depend on the price per share of our common shares at the time shares underlying the stock awards are sold. There can be no assurance that the actual value realized by an executive will be at or near the grant date fair value of the stock awarded.
(4)	The dollar value of the options shown represents the estimated grant date fair value determined in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model, with no adjustment for estimated forfeitures. For a discussion of valuation assumptions used in the calculations, see Note 12 of Notes to Consolidated Financial Statements in Part I, Item 8 of our Annual Report Form 10-K for fiscal 2015. Companies make different assumptions regarding the volatility input when determining the estimated grant date fair value in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model. For additional details on the difference between the aggregate value of fiscal 2014 stock option awards using a blended volatility and implied volatility, see note (3) to the Summary Compensation Table for Fiscal 2015, 2014 and 2013. The actual value, if any, that an executive may realize on each option will depend on the excess of the stock price over the exercise price on the date the option is exercised and the shares underlying such option are sold. There is no assurance that the actual value realized by an executive will be at or near the value estimated by the Black-Scholes model.

Outstanding Equity Awards at Fiscal 2015 Year-End

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Units That Have Not Vested (#)		Market Value of Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)		Equity Plan Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested ($)
Dr. Sehat Sutardja	292,000	(1)	—		—		34.3750	3/10/2016	—		—		—		—
	162,000	(1)	—		—		24.7950	5/25/2016	—		—		—		—
	235,000	(1)	—		—		14.01	12/28/2017	—		—		—		—
	226,800	(1)	—		—		14.01	12/28/2017	—		—		—		—
	97,500	(1)	—		—		6.84	12/15/2018	—		—		—		—
	300,000	(1)	—		—		6.84	12/15/2018	—		—		—		—
	250,000	(1)	—		—		21.14	4/12/2020	—		—		—		—
	525,000	(2)	175,000	(2)	—		15.425	4/29/2021	—		—		—		—
	—		—		1,400,000	(3)	15.425	4/29/2021	—		—		—		—
	750,000	(4)	750,000	(4)	—		15.20	4/21/2022	—		—		—		—
	—		1,500,000	(5)	—		10.76	4/30/2023	—		—		—		—
	—		—		—		—	—	100,000	(6)	$1,549,000	(7)	—		—
	—		372,000	(8)	—		14.59	6/16/2024	—		—		—		—
	—		—		—		—	—	—		—		476,000	(9)	$7,373,240	(7)
	—		—		—		—	—	—		—		119,000	(10)	$1,843,310	(7)

Weili Dai	200,000	(1)	—		—		6.84	12/15/2018	—		—		—		—
	100,000	(1)	—		—		12.92	6/10/2019	—		—		—		—
	100,000	(1)	—		—		21.14	4/12/2020	—		—		—		—
	135,000	(2)	45,000	(2)	—		15.425	4/29/2021	—		—		—		—
	—		—		360,000	(3)	15.425	4/29/2021	—		—		—		—
	400,000	(4)	400,000	(4)	—		15.20	4/21/2022	—		—		—		—
	—		450,000	(5)	—		10.76	4/30/2023	—		—		—		—
	—		—		—		—	—	40,000	(6)	$619,600	(7)	—		—
	—		200,000	(8)	—		14.59	6/16/2024	—		—		—		—
	—		—		—		—	—	—		—		266,664	(9)	$4,130,625	(7)
	—		—		—		—	—	—		—		66,668	(10)	$1,032,687	(7)

Michael Rashkin	2,500	(1)	—		—		6.84	12/15/2018	—		—		—		—
	—		100,000	(8)	—		14.59	6/16/2024	—		—		—		—
	—		—		—		—	—	—		—		120,000	(9)	$1,858,800	(7)
	—		—		—		—	—	—		—		40,000	(10)	$619,600	(7)

Dr. Zining Wu	30,000	(1)	—		—		21.14	4/12/2020	—		—		—		—
	37,500	(2)	12,500	(2)	—		15.425	4/29/2021	—		—		—		—
	—		—		50,000	(3)	15.425	4/29/2021	—		—		—		—
	12,500	(4)	12,500	(4)	—		15.20	4/21/2022	—		—		—		—
	—		120,000	(5)	—		10.76	4/30/2023	—		—		—		—
	—		—		—		—	—	5,000	(11)	$77,450	(7)	—		—
	—		—		—		—	—	16,250	(6)	$251,713	(7)	—		—
	—		100,000	(8)	—		14.59	6/16/2024	—		—		—		—
	—		—		—		—	—	—		—		60,000	(9)	$929,400	(7)
	—		—		—		—	—	—		—		70,000	(10)	$1,084,300	(7)

(1)	Fully vested.
(2)

The option vests as to 25% of the shares on the one year anniversary of the vesting commencement date, which was April 1, 2011, and 1/4th yearly thereafter. The option will be fully vested on April 1, 2015.

(3)

Performance-based stock options with a market-based condition were granted that have a ten-year term and vest contingent on the achievement of a stringent average stock price hurdle before April 29, 2016. If the closing price of our common shares as reported by the NASDAQ Global Select Market equals or exceeds an average of $24.70 for a period of 200 consecutive trading days prior to the 5th anniversary of the date of grant (the “Trigger Event”), then 100% of the shares subject to the option will vest on the date of the Trigger Event, subject to continued service through both the date of the Trigger Event and April 1, 2013. Each of the performance-based stock options will immediately expire if the Trigger Event does not occur prior to the 5th anniversary of the date of grant.

(4)

The option vests as to 25% of the shares on the one year anniversary of the vesting commencement date, which was April 1, 2012, and 1/4th yearly thereafter. The option will be fully vested on April 1, 2016.

(5)

The option vests as to 1/3 of the shares on the two year anniversary of the vesting commencement date, which was April 1, 2013, and 1/3rd yearly thereafter. The option will be fully vested on April 1, 2017.

(6)	The RSU award vests as to 25% of the shares on the one year anniversary of the vesting commencement date, which was April 1, 2012, and 1/4th yearly thereafter.
(7)	The price per share of our common shares on the last trading day of fiscal 2015 was $15.49 as reported on the NASDAQ Global Select Market on January 30, 2015.

(8)	The option vests as to 50% of the shares on the third year anniversary of the vesting commencement date, which was April 1, 2014, and 50% on the second anniversary of the vesting commencement date. The option will be fully vested on April 1, 2018.
(9)	Represents performance-based RSUs awarded on April 29, 2014 that are earned upon the Company’s achievement of revenue and operating income targets for fiscal 2015 and 2016. If earned the performance-based RSUs vest as to 50% of the shares on the first anniversary of the vesting commencement date of April 1, 2014 for fiscal 2015 targets, and 50% on the second anniversary of the vesting commencement date of April 1, 2014 for fiscal 2016 targets. In accordance with SEC disclosure requirements, the maximum number of shares issuable under the performance-based RSUs is shown, assuming achievement at the maximum level of 200% because following 2015 fiscal year end, it was determined that achievement was in excess of the target level of 100% for fiscal 2015. See “Compensation Discussion and Analysis-Fiscal 2015 Long-Term Incentive Awards (Equity)” for more information.
(10)	Represents performance award shares awarded on April 29, 2014 that are earned upon the NEO’s achievement of individual strategic performance objectives for fiscal 2015 and 2016. If earned the performance shares vest as to 50% of the shares on the first anniversary of the vesting commencement date of April 1, 2014 for fiscal 2015 targets, and 50% on the second anniversary of the vesting commencement date of April 1, 2014 for fiscal 2016 targets. In accordance with SEC disclosure requirements, the target number of shares issuable under the performance share awards is shown, assuming achievement at the 100% level because following 2015 fiscal year end, it was determined that achievement for each NEO was at or below the target level of 100% for fiscal 2015. See “Compensation Discussion and Analysis-Fiscal 2015 Long-Term Incentive Awards (Equity)” for more information.
(11)	The RSU award vests as to 25% of the shares on the one year anniversary of the vesting commencement date, which was April 1, 2011, and 1/4th yearly thereafter.

Option Exercises and Stock Vested in Fiscal 2015

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)
Dr. Sehat Sutardja	—	—	275,000	4,456,375
Weili Dai	—	—	90,830	1,471,900
Michael Rashkin	—	—	—	—
Dr. Zining Wu	—	—	32,875	532,740

(1)	The RSUs vested and were released on April 1, 2014 at $16.205 per share.

Employment Contracts and Change-in-Control Arrangements

During fiscal 2015, we did not have any employment agreements with any of our named executive officers, nor do we have any compensatory plan or arrangement that would result in any payments to any named executive officers upon such officer’s resignation, retirement or other termination or from a change-in-control. Any of our named executive officers may resign at any time and the employment of any named executive officer may be terminated at any time by our board of directors. Upon such resignation or termination, our executive officers would be entitled to receive earned but unpaid salary and bonus and accrued but unused vacation pay.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares as of April 1, 2015, except as noted otherwise, for:

•	each person or entity who is known by us to own beneficially more than 5% of our outstanding shares;

•	each of our directors and nominees for director;

•	each of our named executive officers named in the Summary Compensation Table on page 41 of this proxy statement; and

•	all directors and current executive officers as a group.

Unless otherwise indicated, the address of each of the beneficial owners is c/o Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, CA 95054.

	Shares Beneficially Owned(1)
Name	Number	Percent**
5% Shareholders:
FMR LLC (2)	56,063,544	10.9%
245 Summer Street
Boston, Massachusetts 02210

Directors and Named Executive Officers:
Dr. Sehat Sutardja (3)	70,411,542	13.5%
Weili Dai (3)	70,411,542	13.5%
Mike Rashkin (4)	45,817	*
Dr. Zining Wu (5)	242,214	*
Dr. Juergen Gromer (6)	169,333	*
Dr. John G. Kassakian (7)	159,519	*
Arturo Krueger (8)	231,519	*
Dr. Randhir Thakur (9)	69,573	*
Directors and current executive officers as a group (8 persons) (10)	71,329,517	13.7%

*	Less than one percent.
**	The percentage of beneficial ownership for the following table is based on 514,767,334 shares outstanding on April 1, 2015.
(1)	Unless otherwise indicated, to our knowledge, all persons listed have sole voting and investment power with respect to their shares, except to the extent authority is shared by spouses under applicable law. The number of shares beneficially owned by each shareholder is determined in accordance with the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares with respect to which the shareholder has sole or shared voting or investment power and any shares that the shareholder has a right to acquire within 60 days after April 1, 2015 through the exercise of any option, warrant or other right. The percentage ownership of the outstanding shares, however, is based on the assumption, expressly required by the rules of the SEC, that only the person or entity whose ownership is being reported has converted options or warrants into shares. Unless otherwise noted, the amounts shown are based on information furnished by the people named.
(2)	Based solely on information on a Schedule 13G/A filed with the SEC on March 10, 2015 by FMR LLC (“FMR”), Edward C. Johnson 3d, a Director and the Chairman of FMR, and Abigail P. Johnson, a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR, reporting ownership as of February 27, 2015
(3)

Consists of 3,888,300 shares subject to stock options held by Dr. Sutardja of which Ms. Dai may be deemed to have beneficial ownership and 1,330,000 shares subject to stock options held by Ms. Dai of which Dr. Sutardja may be deemed to have beneficial ownership and that are currently exercisable or will become exercisable within 60 days after April 1, 2015; 46,939,908 shares held jointly by Dr. Sutardja and Ms. Dai, of which Dr. Sutardja and Ms. Dai share voting and dispositive power; and 18,253,334 shares held by The Sutardja Family Partners, a California family limited partnership, of which Dr. Sutardja and Ms. Dai are the general partners and share voting and dispositive power. Dr. Sutardja and Ms. Dai are husband and wife.
(4)	Includes 2,500 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 1, 2015.
(5)	Includes 138,750 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 1, 2015.
(6)	Includes 145,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 1, 2015.
(7)	Includes 133,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 1, 2015.
(8)	Includes 207,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 1, 2015.
(9)	Includes 50,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 1, 2015.
(10)	Includes 5,894,550 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 1, 2015.

RELATED PARTY TRANSACTIONS

The nominating and governance committee is responsible for review, approval or ratification of “related-person transactions” between us or our subsidiaries and related persons. Under SEC rules and our written policy, a “related person” is a director, officer, nominee for director, or 5% shareholder since the beginning of the last fiscal year and their immediate family members. We have adopted written policies and procedures that apply to any transaction or series of related transactions in which Marvell or a subsidiary is a participant, the amount involved exceeds $120,000 in any calendar year and a related person has a direct or indirect material interest. Pursuant to our policy, the following transactions will not be deemed to be related person transactions requiring approval by the nominating and governance committee:

•

Employment of executive officers. Any employment by us of an executive officer if: (a) the related compensation is required to be reported in our proxy statement under SEC compensation disclosure rules; or (b) the executive officer is not an immediate family member of another executive officer or director of our company, and the related compensation would have been reported in our proxy statement under SEC compensation disclosure rules if the executive officer was a “named executive officer,” and the ECC approved (or recommended that our board of directors approve) such compensation.

•	Director compensation. Any compensation paid to a director if the compensation is required to be reported in our proxy statement under SEC compensation disclosure rules.

•

Certain transactions with other companies. Any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1,000,000, or two percent of that company’s total annual revenues.

•

Transactions where all shareholders receive proportional benefits. Any transaction where the related person’s interest arises solely from the ownership of a class of our equity securities and all holders of that class of our equity securities received the same benefit on a pro rata basis (e.g., dividends).

•	Transactions involving competitive bids. Any transaction involving a related person where the rates or charges involved are determined by competitive bids.

•

Regulated transactions. Any transaction with a related person involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

•

Certain banking-related services. Any transaction with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

•	Other Transactions. Any other transaction where disclosure of such transaction would not be required pursuant to Item 404 of Regulation S-K, as may be amended from time to time.

Marvell International Ltd., a direct subsidiary (“MIL”) is party to a technology license agreement with VeriSilicon Holdings Co., Ltd. (“VeriSilicon”), which has been amended various times since its assumption by MIL to include additional technology beyond the scope of the original agreement and is renewable annually. MIL assumed this technology license agreement between VeriSilicon and UTStarcom, Inc. after our acquisition of the semiconductor business of UTStarcom in December 2005. In addition, in September 2010, MIL entered into a services agreement with VeriSilicon, pursuant to which VeriSilicon provides design support services to MIL on various projects. In connection with all of its transactions with VeriSilicon, MIL paid $3.7 million to VeriSilicon during fiscal 2015. As of May 2, 2015, MIL had approximately $0.5 million of accrued liability to VeriSilicon. Ms. Dai’s brother (and Dr. Sutardja’s brother-in-law) is the Chairman, President and Chief Executive Officer of VeriSilicon. Ms. Dai is also a shareholder of VeriSilicon. Ms. Dai is our President and Dr. Sutardja is our Chief Executive Officer. Dr. Sutardja and Ms. Dai are husband and wife.

In December 2009, MIL entered into a technology license agreement with Vivante Corporation (“Vivante”) that provides for the license of graphics technology and associated services. This agreement restates, expands and succeeds previous agreements between the parties for the same technology. In December 2012, the parties renewed this technology license agreement for another three years. The total amount of the license fee was approximately $13.0 million (to be paid over three years) and ten percent for support fees (to be paid over three years). In February 2012, the parties entered into a services agreement, pursuant to which Vivante agreed to provide support services to MIL. In connection with all of its transactions with Vivante, MIL paid $9.1 million to Vivante during fiscal 2015. As of May 2, 2015, MIL had approximately $3.2 million of accrued liability to Vivante (which includes amounts payable on renewal of the technology license agreement). Dr. Sutardja and Ms. Dai, through their ownership and control of Estopia LLC, are indirect shareholders of Vivante. In addition, Dr. Sutardja is also a direct shareholder and chairman of the board of directors of Vivante. Ms. Dai’s brother (and Dr. Sutardja’s brother-in-law) is the Chief Executive Officer of Vivante.

Indemnification Arrangements

We have agreed to indemnify certain current and former directors, officers and employees of us and our subsidiary Marvell Semiconductor, Inc. for reasonable costs and expenses incurred by such individuals in connection with certain civil actions and governmental investigations relating to our past stock option granting practices. Our agreement to pay reasonable fees and costs is subject to each individual’s agreement to reimburse us in the event that it is subsequently determined that the individual is not entitled to indemnification under the Bye-Laws or applicable law. In addition, we have agreed to indemnify Dr. Sutardja for reasonable fees and expenses that he may incur in a legal challenge of the determination that penalty taxes applied, based on the board’s finding that Dr. Sutardja was not involved in setting the terms of the relevant options and that we had in 2007 taken responsibility for and paid the penalty taxes under the Tax Codes that were incurred by other similarly situated Marvell employees who had exercised options in 2006. See “Executive Compensation — Key Fiscal 2016 Compensation Program Decisions — Other Compensation Arrangements.”

We have also entered into a standard form of indemnification agreement with each of our named executive officers and directors.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the audit committee with respect to our audited financial statements for the fiscal year ended January 31, 2015. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the company specifically incorporates the information by reference in such filing.

The Audit Committee has reviewed and discussed our audited financial statements with management. The audit committee has reviewed and discussed the audited financial statements with PricewaterhouseCoopers, including such items as are required to be discussed by Auditing Standard No. 16, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The audit committee has received from the independent registered public accounting firm, PricewaterhouseCoopers, the written disclosures and the letter required by the Public Company Accounting Oversight Board, and the audit committee has discussed with PricewaterhouseCoopers the independence of the independent registered public accounting firm.

After review of the discussions and written correspondence described above, as well as such other matters deemed relevant and appropriate by the audit committee, the audit committee recommended to our board of directors that the audited financial statements for the last fiscal year be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2015. The audit committee re-appointed PricewaterhouseCoopers as our independent registered public accounting firm for the year ending January 30, 2016, subject to our shareholders approving such appointment at the 2015 annual general meeting of shareholders.

The Audit Committee

Dr. Juergen Gromer, Chairman

Arturo Krueger

Dr. John G. Kassakian

Dr. Randhir Thakur

PROPOSAL NO. 2:

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Under Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation — Compensation Discussion and Analysis” section of this proxy statement beginning on page 22. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation as a whole.

The ECC oversees the development and administration of our executive compensation program, including the underlying philosophy and related policies. Our primary business objective is to create long-term value for our shareholders. To achieve this objective, the executive compensation program is intended to achieve five primary objectives:

•	Market Competitive: Provide a market-competitive level of total compensation opportunity that reflects the individual executive’s role and ability to impact business performance.

•	Performance-Based: Establish an explicit link between compensation and both overall business results and individual performance.

•	Long-Term Focused: Promote a long-term focus for our named executive officers through incentive compensation.

•	Aligned with Shareholders: Align the interests and objectives of our named executive officers and employees with furthering our growth and creating shareholder value.

•	Equity Stake: Share the enterprise value created by our named executive officers and employees through distribution of equity to key employees.

The ECC believes that both the elements and level of fiscal 2015 compensation for executive officers is consistent with the five primary objectives contained in our compensation philosophy as well as the overall goal of emphasizing sustained share price growth, and that the re-introduction of performance-contingent equity awards helps to further reinforce our compensation program objectives. In particular, the ECC believes that the structure and level of our fiscal 2014 compensation is linked to our business performance. Before casting your vote on this proposal, please carefully review the Compensation Discussion and Analysis to understand how our named executive officer compensation is designed.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the annual general meeting:

“RESOLVED, that, on an advisory and non-binding basis, the compensation of Marvell’s named executive officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures be and is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on us, the ECC or our board of directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the ECC will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our board of directors and our ECC value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders concerns and the ECC will evaluate whether any actions are necessary to address those concerns.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the approval of Proposal No. 2.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR Proposal No. 2. Assuming the presence of a quorum, the required vote is the affirmative vote of a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

PROPOSAL NO. 3:

APPROVAL OF THE EXECUTIVE PERFORMANCE INCENTIVE PLAN

The ECC has approved a new Executive Performance Incentive Plan (the “Incentive Plan”), subject to the approval of our shareholders at the annual general meeting. Our shareholders approved the previous Executive Performance Incentive Plan (the “Previous Incentive Plan”) at the annual general meeting held in May 2010. The Previous Incentive Plan lasted for a period of five (5) years and expires this year by its terms. If approved by the shareholders, the Incentive Plan will have a similar term of five (5) years. The Incentive Plan is substantially similar to the Previous Incentive Plan, except that the maximum award in a given year under the Incentive Plan is $6,000,000, while the maximum award in a given year under the Previous Incentive Plan was $5,000,000.

The ECC believes that we must offer a competitive performance bonus program if we are to continue to successfully attract and retain the best possible candidates for positions of substantial responsibility within Marvell. As with the Previous Incentive Plan, the ECC expects that the Incentive Plan will be an important factor in attracting, retaining and rewarding the high caliber employees essential to our success and in providing incentive to these individuals to promote our success.

If the shareholders approve the Incentive Plan, it will constitute an approval of the material terms of the Incentive Plan as such term is used for purposes of Section 162(m) of the Code. If the shareholders do not approve the Incentive Plan, the Previous Incentive Plan will terminate by its terms.

Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. However, certain types of compensation, including qualified performance-based compensation, are generally excluded from this deductibility limit. By approving the Incentive Plan, the shareholders will be approving, among other things, eligibility requirements for participation in the Incentive Plan, performance measures upon which specific performance goals applicable to certain awards would be based, limits on the compensation that could be made to participants, and the other material terms of the Incentive Plan and incentives granted under the Incentive Plan.

The following paragraphs provide a summary of the principal features of the Incentive Plan and its operation. The Incentive Plan is set forth in its entirety as Annex B to this proxy statement. The following summary is qualified in its entirety by reference to Annex B.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the approval of Proposal No. 3.

Unless authority to do so is withheld, the proxy holders named in each proxy will vote the shares represented thereby FOR Proposal No. 3. Assuming the presence of a quorum, the required vote is the affirmative vote of a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

Purpose

The Incentive Plan is intended to increase shareholder value and our success by motivating participants to perform to the best of their abilities, and to achieve our objectives. The Incentive Plan’s goals are to be achieved by providing participants with the opportunity to earn incentive awards for the achievement of goals relating to our performance. The Incentive Plan will replace the old executive incentive plan that expired this year.

The Incentive Plan is intended to allow us the opportunity to elect to pay incentive compensation that may be performance-based compensation within the meaning of Section 162(m). Under Section 162(m), we may not receive a federal income tax deduction for compensation paid to our chief executive officer and certain other highly compensated executive officers to the extent that any of these persons receives more than $1 million in any one year. However, if we pay compensation that is performance-based under Section 162(m), we still can receive a federal income tax deduction for the compensation even if it is more than $1 million during a single year. We also may choose to grant compensation under the Incentive Plan that is not intended to qualify as performance-based compensation.

Eligibility to Participate

The ECC selects which of our employees (and employees of our affiliates) will be eligible to receive awards under the Incentive Plan. The actual number of employees who will be eligible to receive an award cannot be determined in advance because the ECC has discretion to select the participants. However, we currently expect that all of our named executive officers will participate in the Incentive Plan.

Target Awards and Performance Goals

Each performance period, the ECC assigns each participant a target award and the performance goal or goals that must be achieved before an award will actually be paid to the participant. A performance period generally is a fiscal year, but the ECC has the discretion to adjust this period to a longer or shorter duration in its discretion. The participant’s target award is expressed as a formula or payout matrix relating to the performance goal or goals that have been established by the ECC for that award. The formula or payout matrix will (i) be in writing, (ii) be based on a comparison of actual performance against performance goals, (iii) provide for the payment of an award if the performance goals are achieved at the predetermined level, and (iv) provide for the payment of an actual award greater or less than the target, depending upon the extent to which actual performance exceeds or falls below the performance goals. The formula or payout matrix may differ from participant to participant. The ECC determines the participants in the Incentive Plan, the performance goals and the target awards within 90 days following the commencement of any performance period, but in no event beyond when 25% (or such other time as may be required or permitted by Section 162(m)) of the performance period has elapsed.

The performance goals for any target award may provide for a targeted level or level of achievement using one or more of the following measures: attainment of research and development milestones, business divestitures and acquisitions, cash flow, customer retention or acquisition, business unit performance, earnings (which may include earnings before interest, taxes, depreciation or amortization (EBITDA)), earnings per share, expense reduction, gross margin, growth with respect to any of the foregoing measures, market share, net income, new product development, operating income, operating margin, pre-tax profit, product release timelines, productivity, return on capital employed, return on shareholder equity, return on sales, revenue, revenue growth and total shareholder return.

The performance goals may differ from participant to participant, performance period to performance period and from award to award. Any criteria used may be measured in absolute terms and/or in relative terms over the passage of time or against other companies or financial or business or stock index metrics particular to us, measured on a per share and/or share per capita basis, measured against our performance as a whole or against any affiliate, particular segment, business unit, or product, measured on a pre-tax or post-tax basis, and/or measured using an actual foreign exchange rate or on a foreign exchange neutral basis. Before the latest possible date that will not jeopardize the qualification of an award as performance-based compensation within the meaning of Section 162(m), the ECC determines whether any element will be included in or excluded from the calculation of any performance goal with respect to any participant. In all other respects, the performance goals will be calculated in accordance with our financial statements, generally accepted accounting principles, or under a methodology established by the ECC prior to or at the time of the issuance of an award and which is consistently applied with respect to a performance goal in the relevant performance period.

Actual Awards

After the performance period ends, the ECC certifies in writing the extent to which the pre-established performance goals applicable to each participant for the performance period actually were achieved or exceeded. A participant will be eligible to receive an actual award intended to qualify as performance-based compensation under Section 162(m) only if the performance goals for the performance period are achieved. The actual award that is payable to a participant is determined using his or her applicable formula or payout matrix to the level of performance certified by the ECC. Notwithstanding anything to the contrary, no actual award to any participant will exceed a maximum of $6,000,000 in any performance period, even if the formula otherwise indicates a larger award. In determining the amounts earned by a participant intended to qualify as performance-based compensation under Section 162(m), the ECC may reduce or eliminate (but not increase) the amount payable at a given level of performance to take into account additional factors that the ECC may deem relevant to the assessment of individual or corporate performance for the performance period.

Actual awards are payable in cash and/or or in the form of an equity award as soon as administratively practicable following the ECC’s determination of the actual award. To the extent that the ECC determines that an actual award is payable in part or in full as an equity award instead of cash, the number of shares subject to such equity award will be determined subject to a conversion ratio, as determined in the sole discretion of the ECC. An actual award payable as an equity award may be subject to service-based vesting and will be issued pursuant to the 1995 Plan or any successor equity incentive plan that we might adopt. A participant must generally be employed with us on the date of payment to receive an actual award. Under certain circumstances, the ECC has discretion to pay out all or part of an award if a participant terminates employment or in the event of a change of control of the company.

Administration, Amendment and Termination

The ECC administers the Incentive Plan. The ECC must consist of not less than two members of our board of directors. Members of the ECC must qualify as outside directors under Section 162(m). Subject to the terms of the Incentive Plan, the ECC has sole discretion to:

•	select the employees who will receive awards;

•	prescribe the terms and conditions of awards;

•	interpret the Incentive Plan and the awards;

•	adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Incentive Plan by employees who are foreign nationals or employed outside of the United States;

•	adopt rules for administration, interpretation, and application of the Incentive Plan; and

•	interpret, amend or revoke any such rules.

Our board of directors or the ECC may amend or terminate the Incentive Plan at any time and for any reason. The amendment, suspension or termination of the Incentive Plan will not, without the consent of the participants, alter or impair any rights or obligations under any awards granted under the Incentive Plan. No award may be granted during any period of suspension or after termination of the Incentive Plan.

The Incentive Plan continues, subject to the right to terminate set forth in the preceding paragraph, until the 2020 annual general meeting of shareholders.

Federal Income Tax Consequences

We generally will be entitled to a tax deduction in connection with compensation paid under the Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m).

Awards to be Granted to Certain Individuals and Groups

Awards under the Incentive Plan are to be determined based on metrics that may be established from time to time and on actual performance. Therefore, future actual awards (if any) cannot now be determined. The following table sets forth certain information regarding bonuses paid for fiscal 2015 under the Previous Incentive Plan to (i) each of our named executive officers named in the Summary Compensation Table of this proxy statement; (ii) our named executives officers, as a group; and (iii) all employees who are not named executive officers, as a group:

Name of Individual or Group	Dollar Value of Bonuses Paid for Fiscal 2015
Dr. Sehat Sutardja	$1,818,402
Ms. Weili Dai	$638,936
Mr. Mike Raskin	$285,239
Dr. Zining Wu	$285,239
All named executive officers, as a group	$3,027,816
All employees who are not named executive officers, as a group	$0

PROPOSAL NO. 4:

APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN

Our board of directors through the ECC has approved the proposed amendment and restatement of the 1995 Plan (the “Amendment”), subject to, and contingent upon, approval from our shareholders at the annual general meeting. The Amendment: (i) is intended to be an approval of the material terms of the 1995 Plan as such term is used for purposes of Section 162(m); (ii) amends the 1995 Plan to expressly allow our non-employee directors, or “outside directors,” to receive all types of awards available under the 1995 Plan in addition to stock options; and (iii) places limitations on the maximum compensation payable to an outside director as described below. If the shareholders approve the Amendment of the 1995 Plan, it will constitute an approval of the material terms of the 1995 Plan as such term is used for purposes of Section 162(m) and outside directors would expressly be able to receive all types of awards under the 1995 Plan, subject to the limitations set forth in the 1995 Plan. If the shareholders do not approve the Amendment to the 1995 Plan, the current 1995 Plan will remain in effect.

Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. However, certain types of compensation, including qualified performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock awards, stock units, performance awards and stock-based awards denominated in cash awarded under the 1995 Plan to qualify as “performance-based” within the meaning of Section 162(m), the 1995 Plan limits the sizes of such awards as further described below. By approving the Amendment to the 1995 Plan, the shareholders will be approving the material terms of the 1995 Plan, including, among other things, performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or compensation that could be made to participants, and the other material terms of the awards described below.

We believe that long-term incentive compensation programs align the interests of management, employees and the shareholders to create long-term shareholder value. We believe that equity-compensation plans such as the 1995 Plan, as amended, increase our ability to achieve this objective.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the approval of Proposal No. 4.

Unless authority to do so is withheld, the proxy holders named in each proxy will vote the shares represented thereby FOR Proposal No. 4. Assuming the presence of a quorum, the required vote is the affirmative vote of at least a majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

The following paragraphs provide a summary of the principal features of the 1995 Plan and its operation. The Amendment to the1995 Plan that we are asking shareholders to approve is set forth in its entirety as Annex C to this proxy statement. The following summary is qualified in its entirety by reference to Annex C.

Shares Subject to the 1995 Plan

The purpose of the 1995 Plan is to attract and retain employees, consultants and outside directors of Marvell and its subsidiaries. The 1995 Plan provides for awards in the form of stock options, stock appreciation rights, stock awards, stock units, performance awards and other stock-based awards (“Awards”).

Subject to adjustment, a maximum of 383,440,718 common shares are authorized for issuance under the 1995 Plan.

If an Award under the 1995 Plan expires or becomes unexercisable for any reason, the shares subject to such Award which have not been issued will be available for future issuance under the 1995 Plan. Shares retained to satisfy tax withholding obligation do not reduce the number authorized for issuance.

Subject to any required action by shareholders, (i) the number of shares subject to an outstanding Award, (ii) the shares authorized for issuance under the 1995 Plan but as to which no Awards have then been granted and (iii) the price per share of Awards will be proportionately adjusted in the event of a stock split, reverse stock split, stock dividend, combination, reclassification and other similar changes in our capitalization.

As of January 31, 2015, we had stock options outstanding under the 1995 Plan to purchase a total of 49,371,779 common shares at exercise prices ranging from $5.70 to $34.375, or a weighted-average exercise price per share of $14.06, and 11,002,066 outstanding stock units. As of January 31, 2015, a total of 90,169,100 common shares were available for future grants under the 1995 Plan.

Participation

Employees, consultants and outside directors of Marvell and its subsidiaries are eligible to participate in the 1995 Plan. If the Amendment is approved, outside directors will be able to receive all types of awards available under the 1995 Plan in addition to stock options.

In any fiscal year, no employee may be granted more than 4,000,000 shares subject to Awards in the aggregate, adjusted proportionately for changes in our capitalization. If an Award is granted but cancelled in the same fiscal year, it will nonetheless count against the foregoing limit. The reduction of an option’s exercise price is treated as the cancellation of an option and the grant of a new option.

Administration

The 1995 Plan is administered by the ECC. To make grants to certain of our officers and key employees, the members of the ECC must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act. The ECC’s members qualify as “outside directors” under Section 162(m) (so that we can receive a U.S. federal tax deduction for certain compensation paid under the 1995 Plan).

The ECC has the administrative power to select individuals who receive Awards, determine the terms and conditions of Awards (subject to the provisions of the 1995 Plan), approve form agreements under the 1995 Plan, determine whether and under what circumstances to offer to buy out a stock option, modify grants of Awards to satisfy applicable local law and construe and interpret the 1995 Plan. The ECC’s determinations are final and binding on all persons.

Stock Options

Stock options may include nonstatutory stock options. Incentive stock options are no longer available for grant under the 1995 Plan. Nonstatutory stock options may be granted under the 1995 Plan at an exercise price of not less than 100% of the fair market value of the common shares on the date of grant. On May 11, 2015, the closing price for the common shares on the Nasdaq Global Select Market was $14.08 per share.

Payment for shares upon exercise of an option will be made in any lawful consideration approved by ECC and may, without limitation, consist of (1) cash, (2) check, (3) other shares that have a fair market value on the date of payment equal to the aggregate exercise price of the shares as to which option is exercised; provided that there is no adverse accounting consequences on such an exercise, (4) delivery by a brokerage firm approved by the ECC of an exercise notice together with full payment and other documentation as the ECC requires, or (5) any combination of the foregoing.

Stock Appreciation Rights

Stock appreciation rights permit the participant to elect to receive any appreciation in the value of the underlying stock from us, either in shares of common shares or in cash or a combination of the two, with the ECC, as applicable, having the discretion to determine the form in which such payment will be made. The amount payable on exercise of a stock appreciation right is measured by the difference between the market value of the underlying common shares at exercise and the exercise price.

Stock Awards

Stock awards are restricted or unrestricted awards of common shares on such terms and conditions and for such consideration, including no consideration or such minimum consideration as may be required by law, as the ECC will determine.

Stock Units

A stock unit is an unfunded bookkeeping entry representing the equivalent of one share of common shares. A holder of stock units has no voting rights or other privileges as a shareholder but may be entitled to receive dividend equivalents equal to the amount of any dividends paid on the same number of shares of common shares. Dividend equivalents may be converted into additional stock units or settled in the form of cash, common shares or a combination of both.

Stock units, when vested, may be settled by distributing shares of common shares or by a cash payment corresponding to the fair market value of the appropriate number of common shares, or a combination of both.

Performance Awards

Performance awards are Awards payable on account of attainment of one or more performance goals established by the ECC. Performance awards may be paid by the delivery of common shares or cash, or any combination of common shares and cash, as determined in the sole discretion of the ECC.

Vesting Conditions

As noted above, the ECC determines the number of shares subject to Awards, as well as the vesting and other conditions. The vesting conditions may be based on the recipient’s service, his or her individual performance, our performance or other criteria. Vesting may be accelerated in the event of the recipient’s death, disability or retirement, in the event of a change in control with respect to us or upon other events.

Change in Control

The ECC may, in its discretion, determine at any time the effect a “change in control” (as defined in the 1995 Plan) may have on an Award, provided that a change in control will not have the effect of impairing the rights of a holder of any then-outstanding Award without his or her prior written consent. The ECC may determine that upon a change in control, an option: (i) fully vests and is exercisable for a limited period or for the remainder of the term, (ii) terminates upon on or following the change in control, (iii) be cancelled in exchange for cash in the amount of the excess of the fair market value of the shares over the exercise price, (iv) be treated in a combination of the above or (v) be assumed by the acquirer.

Transferability of Awards

Recipients of Awards under the 1995 Plan generally may not sell, donate, pledge or otherwise transfer their Awards, except as provided by the ECC or as set forth in an Award agreement.

Buyout

The ECC may at any time offer to buy out an option for a payment in cash or shares, based on such terms and conditions as the ECC may establish and communicate to the option holder at the time of the offer.

Section 162(m) Appendix

If the shareholders approve this Amendment, the terms of the Section 162(m) Appendix will control for any Award the ECC intends to qualify as performance-based compensation within the meaning of Section 162(m). All employees are eligible to receive Awards under the Section 162(m) Appendix intended to qualify as performance-based compensation within the meaning of Section 162(m). Awards of stock awards, stock units, performance awards and stock-based Awards denominated in cash under the 1995 Plan may be made subject to the attainment of performance goals in order to qualify as performance-based compensation. The ECC will establish objective performance goals based upon one or more targeted levels of achievement relating to one or more of the following “business criteria” within the meaning of Section 162(m): attainment of research and development milestones, business divestitures and acquisitions, cash flow, customer retention or acquisition, business unit performance, earnings (which may include earnings before interest, taxes, depreciation or amortization (EBITDA)), earnings per share, expense reduction, gross margin, growth with respect to any of the foregoing measures, market share, net income, new product development, operating income, operating margin, pre-tax profit, product release timelines, productivity, return on capital employed, return on shareholder equity, return on sales, revenue, revenue growth, and total shareholder return. The performance goals may differ from participant to participant, performance period to performance period and from award to award, may be used to measure our performance as a whole or a business unit or other segment of ours, or one or more product lines or specific markets and may be measured relative to a peer group or index. Any criteria used may be measured in absolute terms or in terms of growth, compared to other companies, measured against the market as a whole and/or according to applicable market indices, measured against us as a whole or a segment of us, and/or measured on a pre-tax or post-tax basis, if applicable. Before the latest possible date that will not jeopardize the qualification of an award as performance-based compensation within the meaning of Section 162(m), the ECC determines whether any significant element will be included in or excluded from the calculation of any performance goal with respect to any participant. In all other respects, the performance goals will be calculated in accordance with our financial statements, generally accepted accounting principles, or under a methodology established by the ECC prior to or at the time of the issuance of an award and which is consistently applied with respect to a performance goal in the relevant performance period.

To the extent necessary to comply with the performance-based compensation provisions of Section 162(m), with respect to any Award granted subject to performance goals, within 90 days following the commencement of any performance period, but in no event after 25% of the performance period has elapsed (or such other time as may be required or permitted by Section 162(m)), the ECC will, in writing: (i) designate one or more participants to whom an award will be made, (ii) select the performance goals applicable to the performance period, (iii) establish the performance goals, and amounts of such Awards, as applicable, which may be earned for such performance period, and (iv) specify the relationship between performance goals and the amounts of such awards, as applicable, to be earned by each participant for such performance period. Following the completion of each performance period, the ECC will certify in writing whether the applicable performance goals have been achieved for such performance period. In determining the amounts earned by a participant, the ECC may reduce or eliminate (but not increase) the amount payable at a given level of performance to take into account additional factors that the ECC may deem relevant to the assessment of individual or corporate performance for the performance period. A participant will be eligible to receive payment pursuant to an award for a performance period only if the performance goals for such period are achieved.

The Section 162(m) Appendix will continue in effect until the 2020 annual general meeting of shareholders, subject to our board’s right to terminate the 1995 Plan by its own terms.

Individual Award Limitations

The Section 162(m) Appendix contains annual grant limits intended to satisfy Section 162(m). Specifically, the maximum number of shares which could be issued to any one individual in any fiscal year (i) pursuant to stock awards is 1,000,000 shares, (ii) pursuant to stock units is 1,000,000 shares, and (iii) pursuant to performance awards is 1,000,000 shares. With respect to stock-based awards denominated in cash, the maximum initial dollar value of such awards issuable to any individual in a fiscal year is $6,000,000. In addition, in connection with his or her initial service with us, an employee may be granted awards of up to an additional (a) 1,000,000 shares pursuant to stock awards, (b) 1,000,000 shares pursuant to stock units, (c) 1,000,000 shares pursuant to performance awards and (d) $6,000,000 for stock-based awards denominated in cash.

The ECC will adjust the share limitations of (i)-(iii) and (a)-(c) in the above paragraph in the event of certain adjustment to our capitalization.

Outside Director Limitations

In addition, the Amendment provides that in any given year, an outside director will not receive (i) cash-settled awards having a grant date fair value greater than $500,000, increased to $1,000,000 in connection with his or her initial service; and (ii) stock-settled awards having a grant date fair value greater than $500,000, increased to $1,000,000 in connection with his or her initial service, in each case, as determined under generally accepted accounting procedures.

Amendment and Termination

Our board may at any time amend, alter, suspend, discontinue or terminate the 1995 Plan, but no such action will impair the rights of any Award holder under any then-outstanding Award without his or her prior written consent.

Summary of Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 1995 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Nonstatutory Stock Options

An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Stock Awards

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Stock Units

There are no immediate tax consequences of receiving an award of stock units. A participant who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Awards

A participant generally will recognize no income upon the grant of a performance award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or non-restricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A provides certain new requirements for non-qualified deferred compensation arrangements. Awards granted under the 1995 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for Marvell

We generally will be entitled to a tax deduction in connection with an award under the 1995 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m).

New Plan Benefits

Number of Awards Granted to Employees, Consultants, and Directors

The number of awards that an employee, consultant or director may receive under the 1995 Plan is in the discretion of the ECC and therefore cannot be determined in advance. The following table sets forth (i) the aggregate number of common shares subject to options granted under the 1995 Plan during fiscal 2015, (ii) the average per share exercise price of such options, (iii) the aggregate number of shares issued pursuant to awards of stock units granted under the 1995 Plan during fiscal 2015, and (iv) the dollar value of such shares based on $15.49 per share on January 30, 2015 the last trading day of fiscal 2015.

Name of Individual or Group	Number Shares Granted under Stock Options	Weighted Average Per Share Exercise Price	Number of Shares Issued for Stock Units	Dollar Value of Shares of Stock Units
Dr. Sehat Sutardja	372,000	$14.59	275,000	$4,259,750
Weili Dai	200,000	$14.59	90,830	$1,406,957
Mike Rashkin	100,000	$14.59	—	—
Dr. Zining Wu	100,000	$14.59	32,875	$509,234
All named executive officers, as a group	772,000	$14.59	398,705	$6,175,941
All employees, consultants and directors who are not named executive officers, as a group	5,592,886	$15.40	5,542,589	$85,854,704

PROPOSAL NO. 5:

RE-APPOINTMENT OF AUDITORS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX REMUNERATION

In accordance with Section 89 of the Companies Act, our shareholders have the authority to appoint our auditors and independent registered public accounting firm, and to authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm. At the annual general meeting, shareholders will be asked to re-appoint PricewaterhouseCoopers as our auditors and independent registered public accounting firm, and authorize the audit committee to fix the remuneration of the auditors and independent registered public accounting firm for the fiscal year ending January 30, 2016.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR Proposal No. 5.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the re-appointment of PricewaterhouseCoopers and the authorization of the audit committee to fix its remuneration. Assuming the presence of a quorum, the required vote is the affirmative vote of at least a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes (unless the broker, bank or other nominee exercised discretionary authority to vote on such proposal) will be entirely excluded from the vote and will have no effect on the outcome. In the event that the shareholders do not re-appoint PricewaterhouseCoopers at the annual general meeting, the existing auditors and independent registered public accounting firm shall hold office until a successor is appointed in accordance with Bermuda law and the Bye-Laws.

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers have been our auditors and independent registered public accounting firm for the financial statements for each year since the year ended January 31, 1998. Representatives of PricewaterhouseCoopers are expected to be present at the annual general meeting, and they will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to any appropriate questions from shareholders.

Fees Paid to PricewaterhouseCoopers LLP

In addition to retaining PricewaterhouseCoopers to audit the consolidated financial statements for fiscal 2015, we have retained PricewaterhouseCoopers to provide certain other professional services in fiscal 2015. The aggregate fees billed for all services by PricewaterhouseCoopers in fiscal 2015 and 2014 were as follows:

Audit Fees

The aggregate audit fees for each of the last two fiscal years for professional services rendered for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements was $2,679,640 and $2,867,835 for fiscal 2015 and 2014, respectively.

Audit-Related Fees

The aggregate audit-related fees for each of the last two fiscal years for assurance and related services rendered by PricewaterhouseCoopers that were reasonably related to the performance of the audit or review of our financial statements was $29,171 and $12,182 for fiscal 2015 and 2014, respectively. The audit-related services included procedures to support local statutory requirements and certain due diligence related to acquisitions.

Tax Fees

The aggregate tax fees for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers that were related to tax advice, tax compliance and foreign tax matters was $80,173 and $41,786 for fiscal 2015 and 2014, respectively.

All Other Fees

The aggregate all other fees for each of the last two fiscal years for services and products rendered by PricewaterhouseCoopers other than those reported in the categories above was $16,800 and $1,800 for fiscal 2015 and 2014, respectively. The nature of the other services included permissible business advisory and consulting services and a subscription to an accounting regulatory database.

Policy on Pre-Approval and Procedures

The engagement of PricewaterhouseCoopers for non-audit accounting and tax services performed for us is limited to those circumstances where these services are considered integral to the audit services that PricewaterhouseCoopers provides or in which there is another compelling rationale for using its services. Pursuant to the Sarbanes-Oxley Act of 2002, all audit and permitted non- audit services for which the company engages PricewaterhouseCoopers after May 6, 2003 require pre-approval by the audit committee. All audit and permitted non-audit service fees were approved by the audit committee.

FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS FOR

THE 2016 ANNUAL GENERAL MEETING

Under Rule 14a-8 of the Exchange Act, for a shareholder proposal to be considered for inclusion in the proxy statement for the 2016 annual general meeting of shareholders, we must have received the written proposal by such shareholder at the mailing address of our business offices set forth below, no later than January 20, 2016. Such proposals must comply with the other provisions of Rule 14a-8 and additional applicable SEC rules regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

If you desire to bring a matter before an annual general meeting and the proposal is submitted outside the process of Rule 14a-8, you may use the procedures set forth in the Bye-Laws to make a shareholder proposal, including director nominations, not intended to be included in our proxy statement under Rule 14a-8 so long as such proposal complies with the Bye-Laws. In accordance with Sections 12(3)(b), 12(3)(c), 12(4) and 34 of the Bye-Laws, shareholder nominations and proposals may be voted on at an annual general meeting of shareholders only if such nominations and proposals are made pursuant to written notice timely given to our Secretary and accompanied by certain information. To be timely, a shareholder’s written notice must be received by us not less than 60 nor more than 180 days prior to the date set for the annual general meeting of shareholders (or if no such date is set, the date that is not less than 60 nor more than 180 days prior to the anniversary of the previous year’s annual general meeting of shareholders). To comply with the Bye-Laws, a shareholder must provide appropriate notice to us no earlier than January 2, 2016 and no later than May 1, 2016. The notice must contain the name and business background of any person being nominated by such shareholder as a director and all material information on any proposal, statement or resolution to be put to the meeting and details of the shareholder submitting the proposal, statement or resolution, as well as other information that may be specified by our board of directors and the Bye-Laws as then in effect. Our board of directors will review proposals from eligible shareholders which it receives by that date and will determine whether any such proposal has been received in accordance with the Bye-Laws and whether any such proposal will be acted upon at the annual general meeting of shareholders.

All shareholder proposals or nominations pursuant to this section may be sent to our Assistant Secretary at Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda.

In addition, Section 79 of the Companies Act provides that (i) any number of shareholders representing not less than 5% of the total voting power of the shares eligible to vote at a general meeting of shareholders, or (ii) not less than 100 shareholders may propose any resolution which may properly be moved at the next annual general meeting of shareholders. Upon timely receipt of notice, we shall, at the expense of such shareholder(s), give our other shareholders entitled to receive notice of the next annual general meeting of shareholders notice of such proposed resolution. To be timely, the proposal requiring notice of a resolution must be deposited at our registered office at least six weeks before the next annual general meeting of shareholders. Shareholders satisfying the criteria of Section 79 may also require us to circulate a statement in respect of any matter to come before an annual general meeting of shareholders by notice deposited at our registered office in the manner provided by the Companies Act.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, our officers and directors and persons who beneficially own more than 10% of our shares are required to file with the SEC and furnish to us reports of ownership and change in ownership with respect to all our equity securities.

Based solely on our review of the copies of such reports received by us during or with respect to the fiscal year ended January 31, 2015, and representations from such reporting persons, we believe that our officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to such individuals.

HOUSEHOLDING — SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

We expect that a number of brokers with account holders who are our shareholders will be “householding” our annual report and proxy materials, including the Notice. A single Notice and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Shareholders may revoke their consent at any time by contacting Broadridge Financial Solutions, either by calling toll-free (800) 542-1061, or by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, annual report and other proxy materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, annual report and other proxy materials, you may write or call our Investor Relations department at 5488 Marvell Lane, Santa Clara, CA 95054, telephone number (408) 222-0777.

Any shareholders who share the same address and currently receive multiple copies of our Notice or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding.

OTHER MATTERS

At the time of preparation of this proxy statement, we are not aware of any other matters to be brought before the annual general meeting. No eligible shareholder had submitted notice of any proposal before the printing and mailing of this proxy statement. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

ANNUAL REPORT ON FORM 10-K

YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JANUARY 31, 2015, BY SENDING A WRITTEN REQUEST TO THE FOLLOWING ADDRESS: MARVELL SEMICONDUCTOR, INC., 5488 MARVELL LANE, SANTA CLARA, CALIFORNIA 95054, ATTN: CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT WWW.MARVELL.COM.

BY ORDER OF THE BOARD OF DIRECTORS,

DR. SEHAT SUTARDJA

Chairman of the Board of Directors and

Chief Executive Officer

Santa Clara, California

May 19, 2015

Annex A

Marvell Technology Group Ltd.

Unaudited Reconciliations from GAAP to Non-GAAP

(In thousands, except percentages)

FY 2015
Net Revenue	$3,706,063
GAAP Operating Income	408,819
Share-based compensation	137,246
Amortization and write-off of acquired intangible assets	20,097

Modified Non-GAAP Operating Income	566,162
Percentage of revenue	15.3%
Restructuring and other exit related (1)	10,438
Legal/Tax related matters (2)	77
Other (3)	8,237

Non-GAAP Operating Income	$584,914

Percentage of revenue	15.8%
GAAP Weighted Average Shares — Diluted	520,760
Non-GAAP adjustment	11,604

Non-GAAP Weighted Average Shares — Diluted	532,364

GAAP net cash provided by operating activities	$728,936
Less:
Purchases of technology licenses	29,434
Purchases of property and equipment	63,030

Free cash flow (4)	$636,472

Percentage of revenue	17.2%

(1)	Restructuring and other exit-related costs include costs that qualify under U.S. GAAP as restructuring costs, as well as operating expenses related to assets classified as held-for-sale that did not qualify as discontinued operations.
(2)	Legal/Tax related matters include settlement fees related to litigation matters. The amounts recorded do not relate to Marvell’s litigation with Carnegie Mellon University.
(3)	Other includes costs associated with the surety bond to appeal the Carnegie Mellon University judgment and other costs.
(4)	Free cash flow is defined as cash flow from operations, less capital expenditures and purchases of intellectual property licenses reported under investing and financing activities in the consolidated statement of cash flows.

A-1

Annex B

MARVELL TECHNOLOGY GROUP LTD.

EXECUTIVE PERFORMANCE INCENTIVE PLAN

SECTION 1

BACKGROUND, PURPOSE AND DURATION

1.1 Effective Date. The Plan is effective [                    ], 2015 (the “Effective Date”), subject to approval by the shareholders of the Company at the 2015 Annual General Meeting of Shareholders of the Company.

1.2 Purpose of the Plan. The Plan is intended to increase shareholder value and the success of the Company by motivating Participants (1) to perform to the best of their abilities, and (2) to achieve the Company’s objectives. The Plan’s goals are to be achieved by providing Participants with the opportunity to earn incentive awards for the achievement of goals relating to the performance of the Company. The Plan is intended to permit the payment of bonuses that qualify as performance-based compensation under Section 162(m) of the Code.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “Actual Award” means as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee’s authority under Section 3.7 to eliminate or reduce the award otherwise determined by the Payout Formula.

2.2 “Affiliate” means a member of the Company’s “affiliated group,” as defined in Section 1504 of the Code (determined without regard to Section 1504(b) of the Code).

2.3 “Base Salary” means as to any Performance Period, the Participant’s earned salary during the Performance Period. Such Base Salary shall be before both (a) deductions for taxes or benefits, and (b) deferrals of compensation pursuant to Company-sponsored plans and Affiliate-sponsored plans.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Change in Control” means the occurrence of any of the following, in one or a series of related transactions:

a. Change in ownership of the Company;

b. Change in effective control of the Company; or

c. Change in the ownership of a substantial portion of the Company’s assets (with an asset value change in ownership exceeding more than 50% of the total gross fair market value replacing the 40% default rule);

all as defined under Section 409A of the Code, the final Treasury Regulations and the official Internal Revenue Service guidance thereunder (“Section 409A”).

2.6 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.7 “Committee” means the committee appointed by the Board (pursuant to Section 5.1) to administer the Plan.

2.8 “Company” means Marvell Technology Group Ltd. or any successor thereto.

2.9 “Determination Date” means a date within ninety (90) days following the commencement of any Performance Period, but in no event after twenty-five percent (25%) of the Performance Period has elapsed (or such other time as may be required or permitted that will not jeopardize a Target Award or Actual Award’s qualification as performance-based compensation under Section 162(m) of the Code).

2.10 “Disability” means a permanent disability in accordance with a policy or policies established by the Committee (in its discretion) from time to time.

2.11 “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.12 “Fiscal Year” means the fiscal year of the Company.

2.13 “Maximum Award” means as to any Participant for any Performance Period, $6,000,000.

2.14 “Participant” means as to any Performance Period, an Employee who has been selected by the Committee for participation in the Plan for that Performance Period.

2.15 “Payout Formula” means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3.5 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

2.16 “Performance Goals” shall have the meaning as set forth in Section 3.1 of the Plan.

2.17 “Performance Period” means a Fiscal Year or such longer or shorter period as determined by the Committee in its sole discretion.

2.18 “Plan” means the Marvell Technology Group Ltd. Executive Performance Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.19 “Target Award” means the target award payable under the Plan to a Participant for the Performance Period, expressed as a percentage of his or her Base Salary or a specific dollar amount, as determined by the Committee in accordance with Section 3.4.

2.20 “Termination of Employment” means a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

SECTION 3

SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

3.1 Performance Goals. The granting of awards pursuant to the Plan may be made subject to the attainment of goal(s) (or combined goal(s)) determined by the Committee (in its discretion) relating to one or more business criteria within the meaning of Section 162(m) of the Code to be applicable to a Participant for a Target Award for a Performance Period (“Performance Goals”). As determined by the Committee, the Performance Goals for any

Target Award applicable to a Participant may provide for a targeted level or levels of achievement using one or more of the following measures: attainment of research and development milestones, business divestitures and acquisitions, cash flow, customer retention or acquisition, business unit performance, earnings (which may include earnings before interest, taxes, depreciation or amortization (EBITDA)), earnings per share, expense reduction, gross margin, growth with respect to any of the foregoing measures, market share, net income, new product development, operating income, operating margin, pre-tax profit, product release timelines, productivity, return on capital employed, return on shareholder equity, return on sales, revenue, revenue growth, and total shareholder return. Performance Goals may differ from Participant to Participant, Performance Period to Performance Period and from award to award. Any criteria used may be measured, as applicable, (i) in absolute terms; (ii) in relative terms over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to the Company); (iii) on a per share and/or share per capita basis; (iv) against the performance of the Company as a whole or against any Affiliate(s), or a particular segment(s), a business unit(s) or a product(s) of the Company; (v) on a pre-tax or after-tax basis; and/or (vi) using an actual foreign exchange rate or on a foreign exchange neutral basis. Prior to the Determination Date, the Committee shall determine whether any element(s) (for example, but not by way of limitation, the effect of mergers or acquisitions) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants (whether or not such determinations result in any Performance Goal being measured on a basis other than generally accepted accounting principles). In all other respects, Performance Goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to or at the time of the issuance of an award and which is consistently applied with respect to a Performance Goal in the relevant Performance Period. The Committee will appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to shareholders for the applicable year; or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. In addition, the Committee will adjust any performance criteria, Performance Goal or other feature of an award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.

3.2 Selection of Participants. The Committee, in its sole discretion, shall select the Employees who shall be Participants for any Performance Period. The Committee, in its sole discretion, also may designate as Participants one or more individuals (by name or position) who are expected to become Employees during a Performance Period. Participation in the Plan is in the sole discretion of the Committee, and shall be determined on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period.

3.3 Determination of Performance Goals. The Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing.

3.4 Determination of Target Awards. The Committee, in its sole discretion, shall establish a Target Award for each Participant. Each Participant’s Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

3.5 Determination of Payout Formula. On or prior to the Determination Date for a Performance Period, the Committee, in its sole discretion, shall establish a Payout Formula for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant’s Target Award if the Performance Goals for the Performance Period are achieved at the predetermined level, and (d) provide for the payment of an Actual Award greater than or less than the Participant’s Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, in no event shall a Participant’s Actual Award for any Performance Period exceed the Maximum Award.

3.6 Date for Determinations. The Committee shall make all determinations under Sections 3.2 through 3.5 on or before the Determination Date.

3.7 Determination of Actual Awards. After the end of each Performance Period, the Committee shall certify in writing (for example, in its meeting minutes) the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded, as determined by the Committee. A Participant will be eligible to receive an Actual Award intended to qualify as performance-based compensation under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved. If the Performance Goals for a Performance Period are not achieved, a Participant will not receive payment of any Actual Award based on such Performance Goals and will not receive a grant of any make-up Actual Award for such Performance Period or any other newly-granted Actual Award for such Performance Period. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance that has been certified in writing by the Committee. Notwithstanding any contrary provision of the Plan, in determining the amounts earned by a Participant pursuant to an award intended to qualified as performance-based compensation under Section 162(m) of the Code, the Committee will have the right to (a) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period, (b) determine what Actual Award, if any, will be paid in the event of a Termination of Employment as the result of a Participant’s death or Disability or upon a Change in Control or in the event of a Termination of Employment following a Change in Control prior to the end of the Performance Period, and (c) determine what Actual Award, if any, will be paid in the event of a Termination of Employment other than as the result of a Participant’s death or Disability prior to a Change in Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Participant remained employed through the end of the Performance Period.

SECTION 4

PAYMENT OF AWARDS

4.1 Right to Receive Payment. Each Actual Award that may become payable under the Plan shall be paid solely from the general assets of the Company or the Affiliate that employs the Participant (as the case may be), as determined by the Committee. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right to payment of an Actual Award other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

4.2 Timing of Payment. Subject to Section 3.7, payment of each Actual Award shall be made as soon as administratively practicable following the determination of the Actual Award payment.

4.3 Form of Payment. Each Actual Award shall be paid in cash (or its equivalent) in a single lump-sum and/or in the form of an equity award, as determined in the sole discretion of the Committee. To the extent that the Committee determines that an Actual Award is payable in part or in full as an equity award instead of cash, the number of shares subject to such equity award will be determined subject to a conversion ratio, as determined in the sole discretion of the Committee. All equity awards will be issued pursuant to the terms, conditions and procedures of the Marvell Technology Group Ltd. Amended and Restated 1995 Stock Option Plan as may be hereafter amended from time to time or any successor equity incentive plan that the Company may adopt from time to time (the “Stock Plan”) and an award agreement thereunder; provided that any such equity award may be subject to service-based vesting.

4.4 Termination of Employment. Except as permitted in Section 3.7, if a Participant incurs a Termination of Employment for any reason prior to the date of payment of an Actual Award, such Participant shall not be entitled to an Award.

SECTION 5

ADMINISTRATION

5.1 Committee is the Administrator. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an “outside director” under Section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company. As of the Effective Date of the Plan, the Plan shall be administered by the Executive Compensation Committee of the Board.

5.2 Committee Authority. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

5.3 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by law.

5.4 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and/or powers with respect to awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code.

SECTION 6

GENERAL PROVISIONS

6.1 Tax Withholding. The Company or an Affiliate, as determined by the Committee, shall withhold all applicable taxes from any Actual Award, including any federal, state, local and other taxes. Notwithstanding the foregoing, to the extent an Actual Award is settled in whole or in part as an equity award pursuant to Section 4.3, the Committee shall provide for appropriate tax withholding requirements in the applicable award agreement consistent with the terms of the Stock Plan. Further, the obligation of the Company to deliver shares will be subject to a Participant satisfying the tax withholding obligations described in the preceding sentence.

6.2 No Effect on Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate, as applicable, to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Employment. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during or after a Performance Period such exercise occurs, to terminate any individual’s employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

6.3 Participation. No Employee shall have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

6.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter and/or organizational documents, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

6.5 Successors. All obligations of the Company and any Affiliate under the Plan, with respect to awards granted hereunder, shall be binding on any successor to the Company and/or such Affiliate, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company or such Affiliate.

6.6 Nontransferability of Awards. No award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

SECTION 7

AMENDMENT, TERMINATION AND DURATION

7.1 Amendment, Suspension or Termination. The Board or the Committee, each in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Target Award theretofore granted to such Participant. No award may be granted during any period of suspension or after termination of the Plan.

7.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 7.1 (regarding the Board or the Committee’s right to amend or terminate the Plan), shall remain in effect until the 2020 Annual General Meeting of Shareholders.

SECTION 8

LEGAL CONSTRUCTION

8.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

8.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

8.3 Requirements of Law. The granting of awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

8.4 Governing Law. The Plan and all awards shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

8.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

8.6 Code Section 409A. It is intended that this Plan comply with, or be exempt from, Section 409A and any ambiguities herein will be interpreted to so comply and/or be exempt from Section 409A. The Company and each Participant will work together in good faith to consider either (i) amendments to the Plan; or (ii) revisions to the Plan with respect to the payment of any awards, which are necessary or appropriate to avoid imposition of any additional tax or income recognition prior to the actual payment to the Participant under Section 409A. In no event will the Company reimburse a Participant for any taxes that may be imposed on the Participant as a result of Section 409A.

Annex C

MARVELL TECHNOLOGY GROUP LTD.

AMENDED AND RESTATED

1995 STOCK OPTION PLAN

(As amended through ~~September 20, 2013~~                    , 2015)

~~1.~~ Purpose. This Plan is intended to attract and retain the best available individuals as Employees, Consultants and Outside Directors of the Company and its Subsidiaries, to provide additional incentives to those Employees, Consultants and Outside Directors, and to promote the success of the Company’s business.

2. Defined Terms. The meanings of defined terms (generally, capitalized terms) in this Plan are provided in Section 21 (“Glossary”).

3. Shares Reserved. Subject to Section 14, Shares that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 383,440,718 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award under the Plan expires or becomes unexercisable for any reason, the Shares subject to such Award which have not been issued shall be available for future issuance under this Plan. Shares retained to satisfy tax withholding obligations do not reduce the number authorized for issuance.

~~2.~~

4. Administration.

(a) In General. This Plan shall be administered by the Board or a Committee appointed by the Board. Once appointed, a Committee shall serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their stead, fill vacancies however caused, and terminate the Committee and thereafter directly administer this Plan.

(b) Committee Composition. The Board may provide for administration of this Plan with respect to Officers and directors of the Company by a Committee constituted so as to satisfy:

(i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

(ii) such requirements as the Internal Revenue Service may establish for Outside Directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

A Committee appointed under this Section 4(b) may be separate from any Committee appointed to administer this Plan with respect to Employees who are neither Officers nor directors. Within the limitations of this Section 4(b), any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to this Section 4.

(c) Powers of the Administrator. Subject to the provisions of this Plan and in the case of a Committee, subject to the specific duties delegated by the Board, the Administrator shall have the authority, in its sole and absolute discretion:

(i) to determine the Fair Market Value of the Common Stock;

(ii) to grant Awards to such Consultants, Outside Directors and Employees as it selects; provided, however, that notwithstanding any other provision of the Plan, grants of Awards to Outside Directors shall be limited to grants of Options upon initial appointment to the Board, and such Awards shall be subject to ratification by the Board;

(iii) to determine the terms and conditions of each Award granted, including without limitation the number of Shares subject to each Award, the exercise price per Share of Optioned Stock~~, and whether an Option is to be granted as an ISO or a NSO~~;

(iv) to approve forms of agreement for use under this Plan;

(v) to determine whether and under what circumstances to offer to buy out an Option for cash or Shares under Section 12;

(vi) to modify grants of Awards to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies, or customs; and

(vii) to construe and interpret the terms of this Plan and of each Award granted pursuant to this Plan.

(d) Administrator’s Decisions Binding. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Grantees and any other holders of any Awards, and no member of the Administrator shall be liable for any such determination, decision, or interpretation made in good faith.

5. Eligibility.

(a) General. Nonstatutory Stock Options and other Awards (other than Incentive Stock Options) may be granted to Employees, Consultants and Outside Directors. ~~Incentive Stock Options may be granted only to Employees. Other Awards may be granted to Employees and Consultants.~~ An Employee ~~or~~, Consultant or Outside Director who has been granted an Award may, if otherwise eligible, be granted additional Awards. Incentive Stock Options may no longer be granted under the Plan.

(b) Limitations.

(i) While the Company or a successor has outstanding any class of equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Awards to Employees:

(ii) No Employee shall be granted, in any fiscal year of the Company, Awards with respect to more than 4,000,000 Shares, in the aggregate, adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14. If an Award is granted but canceled in the same fiscal year, it shall nonetheless count against the foregoing limit. Reduction of an Option’s exercise price is treated as a cancellation of the Option and the grant of a new Option.

(iii) Director Limitations.

(A) No Outside Director may be granted, in any fiscal year of the Company, cash-settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $500,000, increased to $1,000,000 in connection with his or her initial service.

(B) No Outside Director may be granted, in any fiscal year of the Company, stock-settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $500,000, increased to $1,000,000 in connection with his or her initial service.

6. Term of Options. The term of each Option shall be determined by the Administrator at the time of grant but shall not exceed ten years. ~~In the case of an ISO granted to an Optionee who, at the time of grant, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the Option term shall not exceed five years.~~

7. Date of Option Grant. Unless otherwise determined by the Administrator, the date of grant of an Option shall be the date on which the Administrator completes the actions necessary to grant the Option. Notice of the grant shall be given to the Optionee within a reasonable time after the date of the grant.

8. Option Exercise Price and Form of Consideration.

~~(a)~~ Price. The per-Share exercise price of an Option shall be determined by the Administrator at the time of grant, but~~:~~

~~(i) In the case of an ISO:~~

~~(A) granted to an Employee who, at the time of grant, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per-Share exercise price shall be at least 110% of the Fair Market Value on the date of grant; or~~

~~(A) granted to any other Employee, the per-Share exercise price shall be at least the Fair Market Value on the date of grant.~~

(a) ~~In the case of a NSO,~~ the per-Share exercise price shall be at least the Fair Market Value on the date of grant.

(b) Form of Payment. Payment for Shares upon exercise of an Option shall be made in any lawful consideration approved by the Administrator and may, without limitation, consist of (1) cash, (2) check, (3) other Shares that have a Fair Market Value on the date of payment equal to the aggregate exercise price of the Shares as to which Option is exercised; provided, however, that the Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes, (4) delivery by a broker or brokerage firm approved by the Administrator of a properly executed exercise notice together with payment of the exercise price and such other documentation as the Administrator shall require, (5) net exercise or (6) any combination of the foregoing. Notwithstanding the foregoing, a form of payment shall not be available if the Administrator determines, in its sole and absolute discretion, that such form of payment could violate any law or regulation.

9. Option Exercise.

(a) Exercisability. Each Option shall be exercisable at such times and under such conditions as determined by the Administrator at the time of grant.

(b) Vesting. Each Option and the corresponding Optioned Stock shall vest at such times and under such conditions as determined by the Administrator at the time of grant, and as are otherwise permissible under the terms of this Plan, including without limitation, performance criteria with respect to the Company and/or the Optionee.

(c) Fractional Shares. An Option may not be exercised for a fraction of a Share.

(d) Manner of Exercise; Rights as a Shareholder. Unless otherwise allowed by the Administrator, an Option shall be exercised by delivery to the Company of all of the following: (i) written notice of exercise by the Optionee, in a form approved by the Administrator and in accordance with the terms of the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) payment (or provision for payment) of withholding taxes pursuant to Subsection (g), below. Delivery of any of the foregoing may be by electronic means approved by the Administrator. The Optionee shall be treated as a shareholder of the Company with respect to the purchased Shares upon completion of exercise of the Option.

(e) Optionee Representations. If Shares purchasable pursuant to the exercise of an Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Optionee shall, if required by the Administrator, as a condition to exercise of all or any portion of the Option, deliver to the Company an investment representation statement in a form approved by the Administrator.

(f) Termination of Employment or Consulting Relationship. If an Optionee’s Continuous Service terminates, the Optionee (or the Optionee’s estate or heirs, if termination is due to death or the Optionee dies during the post-termination exercise period of the Option) may exercise the Option, (i) only within such period of time as is determined by the Administrator (but no later than the expiration date for the Option determined by the Administrator at the time of grant) and the Option shall terminate at the end of that period, and (ii) unless otherwise determined by the Administrator, only to the extent that the Optionee was entitled to exercise it at the date of termination.

(g) Tax Withholding. The Company’s obligation to deliver Shares upon exercise of an Option is subject to payment (or provision for payment satisfactory to the Administrator) by the Optionee of all federal, state, and local income and employment taxes that the Administrator determines in its discretion to be due as a result of the exercise of the Option or sale of the Shares.

10. Rule-16b-3. Except to the extent determined by the Administrator, Awards granted to persons subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 and shall contain such terms as may be required or desirable to qualify Plan transactions for the maximum exemption from Section 16 of the Exchange Act.

11. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

12. Buyout of Options. The Administrator may at any time offer to buy out an Option for a payment in cash or Shares, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time of the offer.

13. Other Awards. The Administrator may from time to time grant other stock-based awards to eligible Employees and Consultants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine and set forth in the applicable Grant Agreement, including without limitation the following:

(a) Stock Appreciation Rights. The Administrator may from time to time grant Awards of stock appreciation rights (“SAR”). An SAR entitles the Grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a Grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(b) Stock Awards. The Administrator may from time to time grant restricted or unrestricted Awards of Common Stock in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.

(c) Stock Units. The Administrator may from time to time grant Awards denominated in stock-equivalent units (“stock units”) in such amounts and on such terms and conditions as it shall determine. Stock units shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of stock units may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the Grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a stock unit solely as a result of the grant of a stock unit to the Grantee.

(d) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on one or more business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company as a whole, over such performance period as the Administrator may designate. The Administrator may grant awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code under terms and conditions set forth in Appendix-A.

(e) Other Stock-Based Awards. The Administrator may grant other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

(f) Deferral of Awards.

The Administrator (in its sole discretion) may provide that Shares or cash that otherwise would be delivered to a Grantee as a result of the exercise of an Option or other settlement of an Award may be converted into amounts credited to a deferred compensation account established for such Grantee by the Administrator as an entry on the Company’s books. A deferred compensation account established under this Section 13(f) may be credited with interest or other forms of investment return, as determined by the Administrator. A Grantee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable Grant Agreement between such Participant and the Company. The Administrator (in its sole discretion) shall establish Grant rules, procedures and forms pertaining to any deferral of Awards pursuant to this Section 13(f).

14. Changes in Capitalization or Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Optioned Stock or of other Shares subject to an outstanding Award, and the number of Shares that have been authorized for issuance under this Plan but as to which no Options or other Awards have then been granted (including the number of shares automatically added to the Plan on annual basis as provided for in Section 3(i) and (ii)), or that have been returned to this Plan upon cancellation or expiration of an Option or an Award, as well as the price per Share of Optioned Stock or of other Shares subject to an outstanding Award, shall be proportionately adjusted for any change in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of issued Shares effected without receipt of consideration by the Company (not counting Shares issued upon conversion of convertible securities of the Company as “effected without receipt of consideration”). Such adjustment shall be made by the Board and shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no consequent adjustment shall be made with respect to, the number or price of Shares subject to this Plan.

(b) Change in Control. The Administrator may, in its discretion, determine at any time from and after the grant of an Award the effect that a Change in Control shall have upon the Award; provided, however, that a

Change in Control shall not have the effect of impairing the rights of any Grantee under any then-outstanding Award without his or her prior written consent. Without limiting the foregoing sentence, the Administrator may determine that upon a Change in Control, an Option:

(i) shall become fully vested and exercisable either for a limited period following the Change in Control or for the remainder of the Option’s term;

(ii) shall terminate upon or after a specified period following the Change in Control;

(iii) shall be cancelled in exchange for cash in the amount of the excess of the fair market value of the Optioned Shares over the exercise price upon termination; or

(iv) shall be treated as provided under a combination of clauses (i) through (iii), or shall be so treated only if not adequately assumed (or substituted for) by a surviving or successor person or entity in the transactions or events that give rise to the Change in Control.

For purposes of this Section 14(b), (A) the occurrence of any of the foregoing clauses (i), (ii), (iii) or (iv) shall not constitute an impairment of the rights of any Optionee and (B) the “Administrator” shall be the Administrator as constituted before the Change in Control occurs.

15. Amendments; Termination. The Board may at any time amend, alter, suspend, discontinue or terminate this Plan, but no such action shall impair the rights of any Grantee under any then-outstanding Award without his or her prior written consent.

16. Securities Regulation-Requirements.

(a) Compliance with Rule. In general, Shares shall not be issued pursuant to the exercise of an Option or pursuant to any other Award unless the exercise of the Option or other Award and issuance of the Shares comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any stock exchange or national market system upon which the Shares may then be listed, and the requirements of any regulatory body having jurisdiction.

(b) Optionee Investment Representation. As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required by law.

17. Written Agreements. Awards shall be evidenced by written agreements in a form the Administrator approves from time to time. ~~The written agreement shall designate an Option as either an Incentive Stock Option or a Nonstatutory Stock Option.~~ Delay in executing a written agreement shall not affect the date of grant of an Option; however, an Option may not be exercised until a written agreement has been executed by the Company and the Optionee.

18. Shareholder Approval. This Plan is subject to approval by the shareholders of the Company within 12 months after the Board initially adopts this Plan. Shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange or national market system upon which the Common Stock is listed.

19. No Employment Rights. This Plan does not confer upon any Grantee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

20. Term of Plan. This Plan shall become effective upon the earlier to occur of the initial adoption by the Board or initial approval by the shareholders of the Company, as described in Section 18. It shall continue in effect until terminated by the Board pursuant to Section 15~~, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Shares available under Section 3 that was approved by the shareholders of the Company~~.

21. Glossary. The following definitions apply for purposes of this Plan:

(a) “Administrator” means the Board or a committee appointed by the Board under Section 4.

(b) “Award” means any stock option, stock appreciation right, stock award, stock units award, performance award, or other stock-based award granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” means a change in ownership or control of the Company by any of:

(i) a merger or consolidation in which the holders of stock possessing a majority of the voting power in the surviving entity (or a parent of the surviving entity) did not own a majority of the Common Stock immediately before the transaction;

(ii) the sale of all or substantially all of the Company’s assets to any other person or entity (other than a Subsidiary);

(iii) the liquidation or dissolution of the Company;

(iv) the direct or indirect acquisition by any person or related group of persons of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders that the Board does not recommend that the shareholders accept, or

(v) a change in composition of the Board over a period of 36 consecutive months such that a majority of the Board ceases, by reason of one or more contested elections for Board membership, to be composed of individuals who either (A) have been Board members continuously since the beginning of that period or (B) have been elected or nominated for election as Board members during that period by at least a majority of the Board members described in clause (A) who were in office when the Board approved the election or nomination.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the committee designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 4 hereof.

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means Marvell Technology Group Ltd., a Bermuda corporation.

(i) “Consultant” means any person, other than an Employee, who is engaged by the Company or any Parent or Subsidiary to perform consulting or advisory services.

(j) “Continuous Service” means that an Optionee’s employment and/or consulting relationship with the Company or a Parent or Subsidiary or service as an Outside Director is not interrupted or terminated. Continuous Service is not interrupted by (i) any leave of absence approved by the Company, (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary, or any successor, or (iii) changes in status from Employee to Consultant or Outside Director or from Consultant or Outside Director to Employee.

(k) “Outside Director” means a member of the Board who is not a common law employee of the Company or a Parent or Subsidiary.

(l) “Employee” means any person employed by the Company or any Parent or Subsidiary of the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the value of common Stock determined as follows:

(i) If the Common Stock is quoted on an established stock exchange or national market system, including without limitation the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) National Market System, Fair Market Value shall be the closing sales price (or the closing bid, if no sales are reported) as quoted on that exchange or system for the day of the determination, as reported in The Wall Street Journal or an equivalent source, or if the determination date is not a trading day, then on the most recent preceding trading day;

(ii) If the Common Stock is quoted on NASDAQ (but not on the National Market System) or regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of the determination, or on the most recent preceding trading day if the determination date is not a trading day; or

(iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Administrator.

(o) “Grant Agreement” means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

(p) “Grantee” means the Employee, Consultant or Outside Director who receives an Award.

(q) “Incentive Stock Option” or “ISO” means an Option intended to qualify as an “incentive stock option” within the meaning of, and to the extent otherwise permitted by, Section 422 of the Code.

(r) “Nonstatutory Stock Option” or “NSO” means an Option not intended to qualify as an ISO.

(s) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t) “Option” means a stock option granted pursuant to this Plan.

(u) “Optioned Stock” means the Common Stock subject to an Option.

(v) “Optionee” means the Employee, Consultant or Outside Director who receives an Option and includes any person who owns all or any part of an Option, or who is entitled to exercise an Option, after the death or disability of an Optionee.

(w) “Parent” means a “parent corporation,” present or future, as defined in Section 424(e) of the Code.

(x) “Plan” means this Amended and Restated 1995 Marvell Technology Group Ltd. Stock Option Plan.

(y) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14(a).

(z) “Subsidiary” means a “subsidiary corporation,” present or future, as defined in Section 424(f) of the Code.

APPENDIX TO THE AMENDED AND

RESTATED 1995 STOCK OPTION PLAN

~~Of~~

OF MARVELL TECHNOLOGY GROUP LTD.

IN RESPECT OF ISRAELI EMPLOYEES

1. Purpose

The purpose of this Appendix is to modify, to the extent set forth herein, the Amended and Restated 1995 Marvell Technology Group Ltd. Stock Option Plan (the “Plan”) in respect of the Israeli employees of the Marvell Technology Group Ltd. and its affiliates and subsidiaries who are eligible to participate in the Plan in accordance with its terms, in order to reflect the specific requirements of the Israeli law. This Appendix, together with the Plan, is meant to constitute a new “Share Allotment Plan” under the 102 Provisions, as defined below, and applies to stock options granted to the Israeli Employees on or after January 1, 2003.

2. Defined Terms

(a) Capitalized terms used but not defined herein shall have the meanings provided in Section 21 of the Plan.

(b) In addition, in this Appendix, the following terms shall have the meanings set forth beside them:

“102 Provisions”	The provisions of section 102 of the Ordinance and of the relevant income tax regulations, as they shall apply from time to time to shares and options issued hereunder, including the Special Conditions;

“Effective Date”	The latest of the date the Options were issued or the date of the Income Tax Commissioner approval that the Plan satisfies the Special Conditions;

“Employer”	The Company, any of its Subsidiaries or its Parent employing Israeli Employees;

“Israeli Employees”	Employees, officers and directors subject to taxation in Israel;

“Trustee”	A trustee appointed by the Employer for purposes of the Plan and approved by the Israeli tax authorities;

“Ordinance”	The Income Tax Ordinance (New Version), 5721-1961;

“Special Conditions”	Special conditions set by the Israeli Income Tax Commissioner in connection with the issuance of the Options hereunder, by the power vested in him/her under section 102 of the Ordinance, if and to the extent the Commissioner shall so set;

“Tax Lockup Period”	The applicable period of time, in accordance with the selection made by the Employer under section 102 of the Ordinance and in effect at the time of a grant hereunder.

(c) The Israeli Employees shall be entitled to exercise their options in accordance with the terms of the Plan, subject to the terms of this Appendix. In the event of any contradiction between any term of this Appendix and any term of the Plan, the provisions of this Appendix shall override with respect to the Israeli Employees, in respect of whom this Appendix shall constitute an integral part of the Plan and references to the Plan in respect of the Israeli Employees shall be interpreted accordingly.

3. Special Conditions

(a) The Employer shall make an Election, as defined in section 102 of the Ordinance, and shall apply to the Income Tax Commissioner to approve the Trustee and the Plan under the 102 Provisions. Subject to the approval of this Plan by the Israeli Income Tax Commissioner, the Special Conditions shall apply to the plan and to this Appendix.

(b) The Administrator shall exercise its discretion under the Plan in accordance with the terms of this Appendix.

4. Eligibility

Options shall not be granted to any Israeli Employee who is, or on giving effect to such grant, will become, the holder of a controlling interest (‘baal shlita’) in the Company, as defined in section 32(9) of the Ordinance.

5. Trust

(a) The Options and the Shares shall be issued directly in the name of the Trustee and shall be held in escrow by the Trustee for the Israeli Employees’ benefit, for no less then the Tax Lockup Period, all according to the terms of this Appendix.

(b) In the event that bonus shares shall be issued on account of the Shares, such bonus shares shall be issued by the Company to the Trustee. The 102 Provisions shall apply to such bonus shares for all purposes.

(c) The Trustee shall be entitled to set additional exercise procedures to those described in the Plan, as the Trustee shall see fit, provided that the Trustee has given the Company prior written notice of any such procedures.

6. Taxes

(a) The Israeli Employees shall be taxed in respect of the Options in accordance with the provisions of the Ordinance, including the 102 Provisions.

(b) Without derogating from section 9(g) of the Plan, any tax imposed in respect of the Options and/or the Shares and/or the sale and/or the transfer of the Options and/or the Shares, including any Social Security and National Health charges, as applicable, shall be borne solely by the Israeli Employee, and in the event of the death of the Israeli Employee, by the Israeli Employee’s heirs or successors. The Employer shall not bear the aforementioned taxes, directly or indirectly, nor shall the Employer be required to gross such tax up in the Israeli Employee’s salaries or remuneration. The imposed tax shall be paid by the Israeli Employee or deducted, on the date such tax is payable, from the sale consideration paid to the Trustee by the Israeli Employee, as applicable.

(c) At the end of the Tax Lockup Period, the Israeli Employee (or the Israeli Employee’s heirs or successors) shall be entitled at any time to instruct the Trustee to transfer the Options or the Shares to which such Israeli Employee is entitled to the Israeli Employee or its nominees, or, if appropriate, to sell the Shares and pay the consideration received to the Israeli Employee. Subject to the 102 Provisions, the Trustee shall not transfer the Options and/or the Shares to the Israeli Employee’s name, and shall not transfer the consideration received from the sale of the Shares to the Israeli Employee, unless the conditions set forth in the 102 provisions are fulfilled.

(d) The effects of any future amendment to the tax arrangements, which apply to the issuance of securities to the Israeli Employees, shall apply to the Israeli Employees in accordance with such provisions of law, and the Israeli Employees shall bear the full cost thereof, unless the modified arrangement expressly provides otherwise.

(e) Each Israeli Employee shall indemnify the Employer and/or the Trustee, immediately upon receipt of notice from the Employer and/or the Trustee, for any amount (including interest and/or fines of any type and/or linkage differentials in respect of tax and/or withheld tax) payable by such Israeli Employee under law (including under the 102 Provisions), and which has been paid by the Employer or the Trustee or which the Employer or the Trustee are required to pay by the tax authorities.

7. Miscellaneous

(a) The Israeli Employees shall sign any document required by the Trustee or the Income Tax Commission to give effect to the provisions of this Appendix.

(b) Without derogating section 19 of the Plan, it is hereby acknowledged that the Options and/or the Exercise Shares are extraordinary, one-off benefits granted to the Offerees, and are not and shall not be deemed a salary component for any purpose whatsoever, including in connection with calculating severance compensation under the Severance Pay Law, 5723-1963 and the regulations promulgated thereunder.

(c) In the event of a change in control of the Company is proposed during the Tax Lock Up Period, the consummation which will cause the breach of the terms of the 102 Provisions, the Company will use its best efforts to apply to the Israeli Tax Authorities to obtain a pre-ruling to regulate the tax treatment applicable to the Options in the context of the proposed transaction.

(d) Except as expressly provided in this Appendix, the provisions of this Appendix do not supercede any provisions of the Plan, and the provisions of the Plan shall govern all Options granted to Israeli Employees.

APPENDIX A

~~2010~~ APPENDIX TO THE MARVELL TECHNOLOGY GROUP LTD.

AMENDED AND RESTATED 1995 STOCK OPTION PLAN IN RESPECT OF

PERFORMANCE-BASED COMPENSATION UNDER CODE SECTION 162(m)

1. Purpose

The purpose of this Appendix is to modify, to the extent set forth herein, the Marvell Technology Group Ltd. Amended and Restated 1995 Stock Option Plan (the “Plan”) with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2. Capitalized Terms

(a) Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix.

(b) In addition, in this Appendix, the following terms shall have the meanings set forth beside them:

“Determination Date” means a date within ninety (90) days following the commencement of any Performance Period, but in no event after twenty-five percent (25%) of the Performance Period has elapsed (or such other time as may be required or permitted that will not jeopardize the qualification of an Award granted under the Plan as performance-based compensation under Section 162(m) of the Code).

“Fiscal Year” means the fiscal year of the Company.

“Performance Goals” will have the meaning set forth in Section 4 of this Appendix.

“Performance Period” means a Fiscal Year or such longer or shorter period as determined by the Administrator in its sole discretion.

3. General

If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the provisions of this Appendix will control over any contrary provision in the Plan. The Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals (as defined in Section 2 of this Appendix). The Performance Goals will be set by the Administrator on or before the Determination Date (as defined in Section 2 of this Appendix). In granting Awards which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals). Notwithstanding the foregoing, the Administrator may, in its discretion, grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Grantees that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Appendix.

4. Performance Goals

The granting and/or vesting of restricted or unrestricted Awards of Common Stock, stock units, performance awards and other incentives under the Plan may be made subject to the attainment of performance goals (“Performance Goals”). The Administrator shall establish objective Performance Goals based upon one or more targeted levels of achievement relating to one or more of the following “business criteria” within the meaning of Section 162(m) of the Code: attainment of research and development milestones, business divestitures and acquisitions, cash flow, customer retention rates or acquisition, business unit performance, earnings (which may include earnings before interest, taxes, depreciation or amortization (EBITDA)), earnings per share, expense reduction, gross margin, growth with respect to any of the foregoing measures, market share, net income, new product development, operating income, operating margin, pre-tax profit, product release timelines, productivity, return on capital employed, return on shareholder equity, return on sales, revenue, revenue growth, and total shareholder return. Any criteria used may be measured, as applicable, (A) in absolute terms; (B) in relative terms over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to the Company); (C) on a per share and/or share per capita basis; (D) against the performance of the Company as a whole or against any affiliate(s) or a particular segment(s), a business unit(s) or a product(s) of the Company; (E) on a pre-tax or after-tax basis; and/or (F) using an actual foreign exchange rate or on a foreign exchange neutral basis. The Performance Goals may differ from Grantee to Grantee, Performance Period to Performance Period, and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Grantee. In all other respects, Performance Goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to or at the time of the issuance of an Award and which is consistently applied with respect to a Performance Goal in the relevant Performance Period. The Administrator will appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. In addition, the Administrator will adjust any performance criteria, Performance Goal or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of issued Shares effected without receipt of consideration by the Company (not counting Shares issued upon conversion or convertible securities to the Company as “effected without receipt of consideration”).

5. Procedures

To the extent necessary to comply with the performance-based compensation provisions of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals and intended to qualify as “performance-based compensation” under Section 162(m) of the Code, by the Determination Date, the Administrator will, in writing, (A) designate one or more Grantees to whom an Award will be made, (B) select the Performance Goals applicable to the Performance Period, (C) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (D) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Grantee for such Performance Period.

6. Maximum Award Grants During a Fiscal Year

(a) Notwithstanding any contrary provision in the Plan, for stock awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Grantee will receive more than an aggregate of ~~500~~1,000,000 Shares subject to stock awards. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Shares subject to stock awards covering up to an additional ~~500~~1,000,000 Shares subject to stock awards (for the avoidance of doubt, an Employee can be granted up to ~~1~~2,000,000 Shares subject to stock awards intended to qualify as “performance-based compensation” in connection with his or her initial service as an Employee). The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14 of the Plan.

(b) Notwithstanding any contrary provision in the Plan, for stock units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Grantee will receive more than an aggregate of ~~500~~1,000,000 stock units. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted up to an additional ~~500~~1,000,000 stock units (for the avoidance of doubt, an Employee can be granted up to ~~1~~2,000,000 Shares subject to stock units intended to qualify as “performance-based compensation” in connection with his or her initial service as an Employee). The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14 of the Plan.

(c) Notwithstanding any contrary provision in the Plan, for performance awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Grantee will receive more than an aggregate of ~~500~~1,000,000 Shares subject to performance awards. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted up to an additional ~~500~~1,000,000 Shares subject to performance awards (for the avoidance of doubt, an Employee can be granted up to ~~1~~2,000,000 Shares subject to stock awards intended to qualify as “performance-based compensation” in connection with his or her initial service as an Employee). The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14 of the Plan.

(d) Notwithstanding any contrary provision in the Plan, for any stock-based awards denominated in cash intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Grantee will receive more stock-based awards having an initial value greater than $~~5~~6,000,000. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted stock-based awards denominated in cash having an initial value of an additional $~~5~~6,000,000 (for the avoidance of doubt, an Employee can be granted stock-based awards denominated in cash with an initial value up to $~~10~~12,000,000 intended to qualify as “performance-based compensation” in connection with his or her initial service as an Employee).

(e) For the avoidance of doubt, the limitations set forth in Sections 6(a)-(d) of this Appendix apply only to each type of award in any Fiscal Year. Therefore, an Employee may receive the maximum grant in any Fiscal Year with respect to each type of award intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

7. Additional Limitations

Notwithstanding any other provision of the Plan, any Award which is granted to a Grantee and is intended to constitute qualified performance-based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

8. Determination of Amounts Earned

Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. A Grantee will be eligible to receive payment pursuant to an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved. If the Performance Goals for a Performance Period are not achieved, a Grantee will not receive payment of any Award based on such Performance Goals and will not receive a grant of any make-up Award for such Performance Period or any other newly-granted Award for such Performance Period. In determining the amounts earned by a Grantee pursuant to an Award intended to qualified as “performance-based compensation” under Section 162(m) of the Code, the Administrator will have the right to (A) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, but only to the extent such factors and their impact are determined when the Award is granted, (B) determine what actual Award, if any, will be paid in the event of a termination of employment as the result of a Grantee’s death or disability or upon a Change in Control or in the event of a termination of employment following a Change in Control prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or disability prior to a Change in Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Grantee remained employed through the end of the Performance Period.

9. Duration of Appendix

This Appendix will continue in effect until the ~~2015~~2020 Annual General Meeting of Shareholders, subject to Board’s right to amend or terminate in Section 15 of the Plan.

The Annual General Meeting of Shareholders of

Marvell Technology Group Ltd.

will be held at

Marvell Semiconductor, Inc.

5488 Marvell Lane

Santa Clara, CA 95054

on

Tuesday, June 30, 2015

at 4:00 p.m. Pacific time

MARVELL®
MARVELL TECHNOLOGY GROUP LTD. CANON’S COURT 22 VICTORIA STREET HAMILTON HM 12 BERMUDA
SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
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If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M92952-P64040 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
MARVELL TECHNOLOGY GROUP LTD.
AT THE ANNUAL GENERAL MEETING, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5.
For purposes of Proposal 1 only, an “Abstain” will have the same effect as a vote “Against”.
Annual General Meeting
Election of Directors For Against Abstain
1. Nominees:
1a. Dr. Sehat Sutardja For Against Abstain
1b. Weili Dai
2. Advisory vote to approve named executive officer compensation.
3. To approve the Executive Performance Incentive Plan in order to provide for future bonus awards to certain key executive officers that are deductible under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended.
1c. Dr. Juergen Gromer
4. To approve an amendment to the Amended and Restated 1995 Stock Option Plan, as amended, to provide for awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and to enable the grant of a full range of awards to non-employee directors.
1d. Dr. John G. Kassakian
1e. Arturo Krueger
1f. Dr. Randhir Thakur
5. To re-appoint PricewaterhouseCoopers LLP as our auditors and independent registered public accounting firm, and to authorize the audit committee, acting on behalf of the board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for the fiscal year ending January 30, 2016.
To change the address on your account, please check the box at the right and indicate your new address in the space provided on the back where indicated. Please note that changes to the registered names on the account may not be submitted via this method.
Vote on Other Matters
In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual General Meeting.
Please indicate if you plan to attend the Annual General Meeting. This Proxy is solicited on behalf of the Board of Directors of the Company. This Proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this Proxy will be voted “FOR” the election of all of the Director nominees listed in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” Proposal 5 at the Annual General Meeting.
Yes No
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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
MARVELL TECHNOLOGY GROUP LTD.
JUNE 30, 2015
Please date, sign and mail this proxy card in the postage-paid return-addressed envelope provided as soon as possible.
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement, Form 10-K and Shareholder Letter are available at www.marvellproxy.com.
Please detach along perforated line and mail in the envelope provided.
M92953-P64040
MARVELL TECHNOLOGY GROUP LTD.
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, JUNE 30, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Sehat Sutardja, Ph.D. and Michael Rashkin, and each of them, with full power of substitution, as proxies to represent the undersigned and vote as designated on the reverse side, all the common shares of Marvell Technology Group Ltd. held of record by the undersigned on Monday, May 4, 2015 at the Annual General Meeting of Shareholders to be held at 4:00 p.m. (Pacific time) at the Offices of Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, California 95054 on Tuesday, June 30, 2015, or any adjournment or postponement thereof.
Address Changes:
(If you noted any Address Changes above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side